TOUCHSTONE GROWTH ALLOCATION FUND
a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.543.0407

October 27, 2015

Dear Shareholder:

We have important information concerning your investment in the Touchstone Growth Allocation Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Trust”).  As a shareholder of the Target Fund, we wish to inform you that the Board of Trustees of the Trust (the “Board”) has approved the reorganization of the Target Fund into the Touchstone Moderate Growth Allocation Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), another series of the Trust (the “Reorganization”).

The Reorganization is part of a broader repurposing of Touchstone’s target-risk allocation funds into a new suite of asset allocation funds intended to attract increased investor interest and provide exposure to additional asset classes.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund.  As a result of the Reorganization, you will receive shares of the Acquiring Fund that will have a total value equal to the total value of your shares in the Target Fund as of the close of business on the closing date of the Reorganization.  The Target Fund will then cease operations and liquidate.  The Reorganization is expected to be completed on or about November 20, 2015.

The following table shows the share class of the Acquiring Fund that will be issued to each corresponding share class of the Target Fund.

Target Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Growth Allocation Fund, a series of the Trust	Touchstone Moderate Growth Allocation Fund, a series of the Trust
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Class Y

We have enclosed a Prospectus/Information Statement that describes the Reorganization proposal in greater detail, as well as important information about the Acquiring Fund.  The enclosed Prospectus/Information Statement also contains information about the appointment of Wilshire Associates Incorporated (“Wilshire”) as the new sub-advisor to the Acquiring Fund and the changes to the Acquiring Fund in connection with the repurposing of the Acquiring Fund, each to be effective on or about November 23, 2015.  On or about November 23, 2015, the Acquiring Fund will be renamed the Touchstone Dynamic Global Allocation Fund and will be managed by Wilshire pursuant to its world allocation strategy.

Sincerely,

Jill T. McGruder
President
Touchstone Strategic Trust

QUESTIONS & ANSWERS

We recommend that you read the enclosed Prospectus/Information Statement.  In addition to the detailed information in the Prospectus/Information Statement, the following questions and answers provide an overview of key features of the Reorganization.

Q.                                   Why are we sending you the Prospectus/Information Statement?

A.                                    On August 20, 2015, the Board approved the Reorganization of the Target Fund into the Acquiring Fund.  The Reorganization does not require approval by shareholders.

Q.                                   What will happen to my existing shares?

A.                                    Immediately after the Reorganization, you will own shares of the Acquiring Fund that are equal in total value as of the close of business on the closing date of the Reorganization to the shares of the Acquiring Fund that you hold as of such time (although the number of shares and the net asset value per share may be different).

Q.                                   How do the fees and expenses compare?

A.                                    The advisory fee rate of the combined Fund after the Reorganization will be the same as the advisory fee rate for each of the Funds prior to the Reorganization.  For Classes A and C shares, the Funds have the same Rule 12b-1 fees and sales charges.  Class Y and Institutional Class shares of each Fund are not subject to any Rule 12b-1 fees or sales charges.

In addition, each Fund has entered into an expense limitation agreement with Touchstone Advisors, Inc. (“Touchstone Advisors”), each Fund’s investment advisor.  Touchstone Advisors has contractually agreed to waive a portion of its fees and reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund.  The expense limitation and fee structure for each share class of the Acquiring Fund is the same as the expense limitation and fee structure for the corresponding share class of the Target Fund, and the expense limitation and fee structure for Class Y shares of the Acquiring Fund is the same as the expense limitation and fee structure for Institutional Class shares of the Target Fund.  The expense limitation agreement is effective through April 29, 2016 for the Target Fund and through November 22, 2016 for the Acquiring Fund.  In addition, before giving effect to contractual fee waivers and expense reimbursements pursuant to the expense limitation agreement, the annual fund operating expenses of Class A, Class C and Class Y shares of the Acquiring Fund as of the most recent fiscal year end, as a percentage of average net assets, are lower than the annual fund operating expenses of the corresponding class of shares of the Target Fund, and the annual fund operating expenses of Class Y shares of the Acquiring Fund are lower than the annual fund operating expenses of Institutional Class shares of the Target Fund.

The section entitled “Summary—Reorganization—How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement compares the fees and expenses of the Funds in detail and the section entitled “The Funds’ Management—Expense Limitation Agreement” provides additional information regarding the expense limitation agreements.

Q.                                   How do the Funds’ investment goals and principal investment strategies compare?

A.                                    The current investment goals and principal investment strategies of the Funds are similar, and both Funds are currently managed by the same sub-advisor, Ibbotson Associates, Inc.  However, effective on or about November 23, 2015, Wilshire will become the sub-advisor to the Acquiring Fund and will manage the Acquiring Fund in accordance with its world allocation strategy.  The section of the Prospectus/Information Statement entitled “Summary—Reorganization—How do the Funds’ investment goals and principal investment strategies compare?” describes the investment goal and principal investment strategies of the Target Fund and the investment goal and principal investment strategies of the Acquiring Fund that will be in effect following the repurposing of the Acquiring Fund.

Q.                                   Will I have to pay federal income taxes as a result of the Reorganization?

A.                                    You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Target Fund for shares of the Acquiring Fund.  The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  The sections of the Prospectus/Information Statement entitled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?” and “Information About the Reorganization—Material Federal Income Tax Consequences” provide additional information regarding the federal income tax consequences of the Reorganization.

Following the Reorganization, in connection with the appointment of Wilshire as the new sub-advisor to the Acquiring Fund and the related repurposing of the Fund to Wilshire’s world allocation strategy, it is expected that the Acquiring Fund will sell approximately 50% of the securities acquired from the Target Fund in the Reorganization.  It is also expected that, in connection with the repurposing of the Acquiring Fund, the Acquiring Fund will sell approximately 46% of the securities held in its portfolio prior to the repositioning.  These sales may result in a dividend and/or capital gain distribution to the Acquiring Fund’s shareholders (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization).  For more information, please see the sections of the Prospectus/Information Statement entitled “Summary—Reorganization—Will there be any repositioning costs?” and “Information About the Reorganization—Material Federal Income Tax Consequences.”

Q.                                   Who will manage the Acquiring Fund after the Reorganization?

A.                                    Touchstone Advisors serves as the investment advisor to both Funds.  Effective on or about November 23, 2015, Wilshire will serve as the investment sub-advisor to the Acquiring Fund and Nathan Palmer, CFA, and Anthony Wicklund, CFA, CAIA, will serve as the Fund’s portfolio managers.  For more information please see the sections of the Prospectus/Information Statement entitled “Summary—Reorganization—Who will be the Advisor, Sub-Advisor, and Portfolio Managers of my Fund after the Reorganization?,” “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Managers.”

Q.                                   Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.                                    No, you will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganization, and any contingent deferred sales charge (“CDSC”) holding period on your shares of the Target Fund will carry over to the shares of the Acquiring Fund that you receive in the Reorganization.

Q.                                   Who will pay the costs of the Reorganization?

A.                                    Touchstone Advisors will pay the costs of the Reorganization.

Q.                                   What if I redeem my shares before the Reorganization takes place?

A.                                    If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal redemption of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q.                                   Why is no shareholder action necessary?

A.                                    The Trust’s Declaration of Trust provides that any series may be merged into another series by a vote of a majority of the Trustees of the Trust without the approval of shareholders.  In addition, the Reorganization of the Target Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), such that shareholder approval is not required by the 1940 Act.

Q.                                   When will the Reorganization and the repurposing of the Acquiring Fund occur?

A.                                    The Reorganization is expected to be completed on or about November 20, 2015.  The appointment of Wilshire as sub-advisor and the related changes to the principal investment strategies of the Acquiring Fund will take effect on or about November 23, 2015.

Q.                                   Who should I contact for more information?

A.                                    You can contact Shareholder Services at 1.800.543.0407 for more information.

PROSPECTUS/INFORMATION STATEMENT

October 27, 2015

TOUCHSTONE MODERATE GROWTH ALLOCATION FUND
TOUCHSTONE GROWTH ALLOCATION FUND
each, a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.543.0407

This Prospectus/Information Statement is being furnished to shareholders of the Touchstone Growth Allocation Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund and the Touchstone Moderate Growth Allocation Fund (the “Acquiring Fund”), a series of the Trust, providing for (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the termination of the Target Fund subsequent to the distribution of shares of the Acquiring Fund to the Target Fund’s shareholders in complete liquidation of the Target Fund (the “Reorganization”).

Upon the exchange of the assets and the liabilities, as set forth in the Plan, of the Target Fund for shares of the Acquiring Fund, the Target Fund will completely liquidate and distribute to its shareholders of record, pro rata by class, shares of the Acquiring Fund received in the Reorganization.  You will receive shares of the Acquiring Fund in an amount equal in value as of the close of business on the closing date of the Reorganization to the shares of the Target Fund that you hold as of such time (although the number of shares and the net asset value per share may be different).  The Reorganization is expected to be completed on or about November 20, 2015.

The following table shows the share class of the Acquiring Fund that will be issued to each corresponding share class of the Target Fund.

Touchstone Growth Allocation Fund, a series of the Trust	Touchstone Moderate Growth Allocation Fund, a series of the Trust
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Class Y

This Prospectus/Information Statement is first being sent to shareholders of the Target Fund on or about October 27, 2015.

Each of the Target Fund and the Acquiring Fund is a series of a registered open-end investment company (mutual fund).  The Target Fund and the Acquiring Fund are sometimes referred to in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

This Prospectus/Information Statement, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Funds and the Reorganization.  A Statement of Additional Information (“SAI”) dated October 27, 2015 relating to this Prospectus/Information Statement and the Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Information Statement.

Additional information concerning the Target Fund and the Acquiring Fund is contained in the documents described below, all of which have been filed with the SEC.  Each document is incorporated by reference into this Prospectus/Information Statement (meaning that they are legally considered to be part of this Prospectus/Information Statement) only insofar as they relate to the Target Fund and the Acquiring Fund.  No other parts of such documents are incorporated by reference herein.

Information About the Target Fund and the Acquiring Fund:	How to Obtain this Information:

Prospectuses

1.              Prospectus relating to the Touchstone Growth Allocation Fund dated April 30, 2015, as supplemented through the date of this Prospectus/Information Statement (File No. 002-80859).

2.              Prospectus relating to the Touchstone Moderate Growth Allocation Fund dated April 30, 2015, as supplemented through the date of this Prospectus/Information Statement (File No. 002-80859).

Copies are available upon request and without charge if you:

•                  Write to Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940; or

•                  Call 1.800.543.0407 toll-free; or

•                  Download a copy from TouchstoneInvestments.com/literature-center/fund-literature.htm.

Statements of Additional Information

1.              SAI relating to the Touchstone Growth Allocation Fund dated April 30, 2015, as supplemented through the date of this Prospectus/Information Statement (File No. 002-80859).

2.              SAI relating to the Touchstone Moderate Growth Allocation Fund dated April 30, 2015, as supplemented through the date of this Prospectus/Information Statement (File No. 002-80859).

Annual and Semi-Annual Reports

1.              Annual Report relating to the Touchstone Growth Allocation Fund for the fiscal year ended December 31, 2014 (File No. 811-03651).

2.              Annual Report relating to the Touchstone Moderate Growth Allocation Fund for the fiscal year ended December 31, 2014 (File No. 811-03651).

3.              Semi-Annual Report (unaudited) relating to the Touchstone Growth Allocation Fund for the six months ended June 30, 2015 (File No. 811-03651).

4.              Semi-Annual Report (unaudited) relating to the Touchstone Moderate Growth Allocation Fund for the six months ended June 30, 2015 (File No. 811-03651).

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address:  publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

THE SEC HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/ INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Fund:

•                  is not a deposit of, or guaranteed by, any bank

•                  is not insured by the FDIC, the Federal Reserve Board or any other government agency

•                  is not endorsed by any bank or government agency

•                  involves investment risk, including possible loss of your original investment

i

TABLE OF CONTENTS

(continued)

ii

SUMMARY

This section summarizes the primary features of the Reorganization.  It may not contain all of the information that is important to you.  To understand the Reorganization, you should read this entire Prospectus/Information Statement and the exhibits.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the SAI, and the Plan, a form of which is attached to this Prospectus/Information Statement as Exhibit A.

Reorganization

What are the reasons for the Reorganization?

At a meeting on August 20, 2015, the Board, including those Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that the Reorganization was in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.  The Board approved the Reorganization.

The Reorganization is part of a broader repurposing of Touchstone’s target-risk allocation funds into a new suite of asset allocation funds intended to attract increased investor interest and provide exposure to additional asset classes.  At the August 20, 2015 meeting, the Board approved a series of proposals to repurpose the Acquiring Fund, which proposals included the appointment of Wilshire Associates Incorporated (“Wilshire”) as the new sub-advisor to the Acquiring Fund and certain changes to the principal investment strategies of the Acquiring Fund to allow Wilshire to manage the Fund in accordance with its world allocation strategy.  In addition, the Board approved a name change for the Acquiring Fund from Touchstone Moderate Growth Allocation Fund to Touchstone Dynamic Global Allocation Fund.  Each of these changes to the Acquiring Fund will be effective on or about November 23, 2015.

Unless otherwise indicated, descriptions of the Acquiring Fund’s investment goal, principal investment strategies, risks and management in this Prospectus/Information Statement are reflective of the Acquiring Fund after giving effect to the repurposing of the Fund.

For more information, please see the section entitled “Information About the Reorganization—Reasons for the Reorganization.”

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization.  The Plan provides for the following:

•                  the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

•                  the termination of the Target Fund subsequent to the distribution of shares of the Acquiring Fund to the Target Fund’s shareholders in complete liquidation of the Target Fund; and

•                  the receipt by the Funds of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about November 20, 2015.

After the Reorganization, what shares of the Acquiring Fund will I own?

The following table shows the share class of the Acquiring Fund that will be issued to each corresponding share class of the Target Fund.

Touchstone Growth Allocation Fund, a series of the Trust – Shares Outstanding	Touchstone Moderate Growth Allocation Fund, a series of the Trust – Shares to be Issued
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Class Y

The Acquiring Fund shares you receive will have the same total value as of the close of business on the closing date of the Reorganization as your shares of the Target Fund that you hold as of such time (although the number of shares and the net asset value per share may be different).

Holders of Institutional Class shares of the Target Fund will receive Class Y shares of the Acquiring Fund in the Reorganization.  The Class Y shares and Institutional Class shares of the Funds have the same fee structures and expense limitations.  Effective on or about November 23, 2015, the Acquiring Fund’s Institutional Class shares will be reclassified to the Acquiring Fund’s Class Y shares, thus eliminating the Fund’s Institutional Class shares.

How do the Funds’ investment goals and principal investment strategies compare?

The Funds have the same investment goal.  Each Fund’s investment goal is to seek to provide investors with capital appreciation.  The investment goal of the Acquiring Fund will remain the same following its repurposing.

Each Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying equity and fixed-income funds (although a portion of each Fund’s assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.  Key differences between the Target Fund and the Acquiring Fund (after giving effect to the repurposing) are as follows:

•                  The Target Fund invests exclusively in affiliated underlying funds.  While the majority of the underlying funds in which the Acquiring Fund invests will be affiliated underlying funds, the Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through affiliated Touchstone Funds.

•                  The Acquiring Fund will allocate a lower percentage of its assets to equity funds and a greater percentage of its assets to fixed-income funds.  The Target Fund currently expects to allocate 90–100% of its assets to equity funds and 0–10% of its assets to fixed-income funds.  Following the repurposing, the Acquiring Fund expects to allocate approximately 45–75% of its assets to equity funds and 25–55% of its assets to fixed-income funds.

•                  The Acquiring Fund will have a specified minimum exposure to non-U.S. securities.  As part of the repurposing, the Acquiring Fund will adopt a policy requiring it (through its investment in underlying funds) to invest, under normal circumstances, at least 40% of its investment portfolio in securities of issuers outside of the United States.  The Target Fund has no such policy.

Each Fund also has identical fundamental investment limitations, which are set forth in Exhibit B.

The following tables describe the investment goals and principal investment strategies of the Target Fund and the Acquiring Fund (after giving effect to the repurposing).

Touchstone Growth Allocation Fund

Investment Goal	Capital appreciation

Principal Investment Strategies

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of affiliated underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). These affiliated underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The Fund currently expects to allocate 90–100% of its assets to equity funds and 0–10% of its assets to fixed-income funds.

The Fund’s sub-advisor, Ibbotson Associates, Inc. (“Ibbotson”) seeks to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors. The Fund may invest 0–45% of its assets in any individual underlying fund.

Ibbotson and the Fund’s investment advisor routinely agree on the universe of underlying funds that Ibbotson may consider when making allocation decisions. Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis; holdings-based style analysis; manager interviews; relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks; and historical volatility (i.e., the variability of returns from one period to the next). When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (e.g., growth vs. value). When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed-income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Ibbotson, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Ibbotson’s view of the Fund’s characteristics and other allocation criteria, for cash flow resulting from redemptions, or as a result of periodic rebalancing of the Fund’s holdings. For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” under “Investment Strategies and Risks” in the Fund’s prospectus.

Touchstone Moderate Growth Allocation Fund (After Repurposing)

Investment Goal	Capital appreciation

Principal Investment Strategies

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund will have the ability to invest in unaffiliated underlying funds, including ETFs and ETNs, to the extent that the desired asset class exposure is not available through Touchstone Funds. Under normal circumstances, the Fund (through its investment in underlying funds) will invest at least 40% of its portfolio in securities of issuers outside of the United States.

The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income funds, as of the date of this prospectus.

Allocations	Approximately Allocation Range	Approximate Strategic Allocation
Equity Fund Allocation	45–75%	60%
Fixed-Income Fund Allocation	25–55%	40%

The Fund may invest up to 45% of its assets in any individual underlying fund.

The Fund’s sub-advisor, Wilshire, seeks to develop an optimal model allocation among underlying funds that seeks to provide capital appreciation through global exposure to a broad array of assets classes and investment strategies. The underlying funds encompass funds with both growth and income objectives.

Wilshire and the Fund’s investment advisor routinely agree on the universe of underlying funds that Wilshire may consider when making allocation decisions. Wilshire believes that both qualitative and quantitative components are crucial elements towards constructing portfolios. The process seeks to generate target allocation exposures that integrate Wilshire’s macroeconomic views, strategy insights, and robust analytics to develop a portfolio that performs in a variety of market environments.

Wilshire, subject to approval by the Fund’s investment advisor, may change the Fund’s target allocation to each asset class, the underlying funds in each asset class (including the addition or removal of funds from the universe of underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made to adjust an underlying fund’s target allocation based on Wilshire’s view of the underlying fund’s characteristics and other allocation criteria, to facilitate redemptions, or as a result of periodic rebalancing of the Fund’s holdings. For information on the underlying funds, please see the section entitled “Additional Information Regarding the Underlying Funds” under “Investment Strategies and Risks” in the Fund’s prospectus.

How do the Funds’ fees and expenses compare?

Comparative Fee Tables.  The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund.  Pro forma expenses project anticipated expenses of the Acquiring Fund following the Reorganization.  Actual expenses may be greater or less than those shown.  The shareholder transaction expenses presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price.  The Target Fund shareholders will not pay any front-end sales charge on any shares of the Acquiring Fund received as part of the Reorganization, but any contingent deferred sales charge (“CDSC”) holding period will carry over.  Information regarding sales charge discounts for which you may qualify with respect to future purchases of Class A shares of the Acquiring Fund is included in the section entitled “Choosing a Class of Shares—Class A Shares” below.  Expense ratios reflect annual fund operating expenses for the 12 months ended June 30, 2015 for the Target Fund and the Acquiring Fund.  Pro forma numbers are estimated as if the Reorganization had been completed as of June 30, 2015 and do not include the estimated costs of the Reorganization.  Neither the Funds nor the shareholders will bear any Reorganization costs.

	Touchstone Growth Allocation Fund Class A	Touchstone Moderate Growth Allocation Fund Class A	Touchstone Moderate Growth Allocation Fund after Reorganization (pro forma combined) Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.25%	0.25%	0.25%
Distribution or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(1)	0.48%	0.40%	0.38%
Acquired Fund Fees and Expenses (AFFE)	0.98%	0.91%	0.91%
Total Annual Fund Operating Expenses	1.96%	1.81%	1.79%
Fee Waiver or Expense Reimbursement(2)	(0.49)%	(0.41)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	1.47%	1.40%	1.40%

(1)                       Other Expenses have been restated to reflect contractual changes to the Fund’s Administration Agreement effective January 1, 2015.

(2)                       Touchstone Advisors and Touchstone Strategic Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit each Fund’s annual fund operating expenses to 0.49% of average monthly net assets for Class A shares.  The contractual expense limitation agreement is effective through April 29, 2016 for the Growth Allocation Fund and through November 22, 2016 for the Moderate Growth Allocation Fund, but can be terminated by a vote of the Board if it deems the termination to be beneficial to the Fund’s shareholders.  The terms of the expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.  See the discussion entitled “The Funds’ Management—Expense Limitation Agreement” in this Prospectus/Information Statement for more information.

	Touchstone Growth Allocation Fund Class C	Touchstone Moderate Growth Allocation Fund Class C	Touchstone Moderate Growth Allocation Fund after Reorganization (pro forma combined) Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	1.00%	1.00%	1.00%
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.25%	0.25%	0.25%
Distribution or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses(1)	0.46%	0.36%	0.35%
Acquired Fund Fees and Expenses (AFFE)	0.98%	0.91%	0.91%
Total Annual Fund Operating Expenses	2.69%	2.52%	2.51%
Fee Waiver or Expense Reimbursement(2)	(0.47)%	(0.37)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	2.22%	2.15%	2.15%

(1)                       Other Expenses have been restated to reflect contractual changes to the Fund’s Administration Agreement effective January 1, 2015.

(2)                       Touchstone Advisors and Touchstone Strategic Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit each Fund’s annual fund operating expenses to 1.24% of average monthly net assets for Class C shares.  The contractual expense limitation agreement is effective through April 29, 2016 for the Growth Allocation Fund and through November 22, 2016 for the Moderate Growth Allocation Fund, but can be terminated by a vote of the Board if it deems the termination to be beneficial to the Fund’s shareholders.  The terms of the expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.  See the discussion entitled “The Funds’ Management—Expense Limitation Agreement” in this Prospectus/Information Statement for more information.

	Touchstone Growth Allocation Fund Class Y	Touchstone Growth Allocation Fund Institutional Class	Touchstone Moderate Growth Allocation Fund Class Y	Touchstone Moderate Growth Allocation Fund after Reorganization (pro forma combined) Class Y
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses(1)	0.53%	82.17%	0.42%	0.41%
Acquired Fund Fees and Expenses (AFFE)	0.98%	0.98%	0.91%	0.91%
Total Annual Fund Operating Expenses	1.76%	83.40%	1.58%	1.57%
Fee Waiver or Expense Reimbursement(2)	(0.54)%	(82.18)%	(0.43)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	1.22%	1.22%	1.15%	1.15%

(1)                       Other Expenses have been restated to reflect contractual changes to the Fund’s Administration Agreement effective January 1, 2015.

(2)                       Touchstone Advisors and Touchstone Strategic Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit each Fund’s annual fund operating expenses to 0.24% of average monthly net assets for Class Y and Institutional Class shares.  The contractual expense limitation agreement is effective through April 29, 2016 for the Growth Allocation Fund Class Y shares and the Growth Allocation Fund Institutional Class shares and through November 22, 2016 for the Moderate Growth Allocation Fund Class Y shares, but can be terminated by a vote of the Board if it deems the termination to be beneficial to the Fund’s shareholders.  The terms of the expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.  See the discussion entitled “The Funds’ Management—Expense Limitation Agreement” in this Prospectus/Information Statement for more information.

Expense Example.  The example is intended to help you compare the cost of investing in each Fund and the Acquiring Fund (Pro Forma Combined), assuming the Reorganization takes place.  The example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the operating expenses remain as shown above (assuming one year of capped expenses in each period for the Acquiring Fund).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption				Assuming No Redemption
Classes	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A
Touchstone Growth Allocation Fund	$763	$1,155	$1,571	$2,729	$763	$1,155	$1,571	$2,729
Touchstone Moderate Growth Allocation Fund	$709	$1,074	$1,463	$2,548	$709	$1,074	$1,463	$2,548
Touchstone Moderate Growth Allocation Fund after Reorganization (Pro Forma Combined)	$709	$1,070	$1,455	$2,529	$709	$1,070	$1,455	$2,529
Class C
Touchstone Growth Allocation Fund	$372	$835	$1,425	$3,022	$272	$835	$1,425	$3,022
Touchstone Moderate Growth Allocation Fund	$318	$749	$1,307	$2,828	$218	$749	$1,307	$2,828
Touchstone Moderate Growth Allocation Fund after Reorganization (Pro Forma Combined)	$318	$747	$1,303	$2,819	$218	$747	$1,303	$2,819
Class Y
Touchstone Growth Allocation Fund	$179	$554	$954	$2,073	$179	$554	$954	$2,073
Touchstone Moderate Growth Allocation Fund	$117	$457	$820	$1,842	$117	$457	$820	$1,842
Touchstone Moderate Growth Allocation Fund after Reorganization (Pro Forma Combined)	$117	$455	$815	$1,832	$117	$455	$815	$1,832
Institutional Class
Touchstone Growth Allocation Fund	$5,071	$6,403	$6,465	$6,468	$5,071	$6,403	$6,465	$6,468
Touchstone Moderate Growth Allocation Fund	$7,666	$7,666	$7,666	$7,666	$7,666	$7,666	$7,666	$7,666
Touchstone Moderate Growth Allocation Fund after Reorganization (Pro Forma Combined) (Class Y)	$117	$455	$815	$1,832	$117	$455	$815	$1,832

Portfolio Turnover.  Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance.  As of its most recent fiscal year end, the portfolio turnover rates for the Target Fund and the Acquiring Fund were 14% and 11%, respectively.

How do the Funds’ performance records compare?

The bar charts and performance tables below illustrate some indication of the risks of investing in the Funds by showing changes in the Funds’ performance from year to year as compared to the S&P Composite 1500® Index (the current benchmark index for the Target Fund) and the Barclays U.S. Aggregate Bond Index and the S&P Composite 1500® Index (the current benchmark indexes for the Acquiring Fund).  The bar charts do not reflect any sales charges, which would reduce your return.  The returns achieved prior to November 19, 2007 were under a manager-of-managers structure.  The Funds’ past performance (before and after taxes) does not indicate how the Funds will perform in the future.  Updated performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Growth Allocation Fund—Class A Shares Total Return as of December 31

Best Quarter: 2nd Quarter 2009, 20.57%	Worst Quarter: 4th Quarter 2008, (23.74)%

The return of the Target Fund’s Class A shares for the six months ended June 30, 2015 was 2.82%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

The inception dates of the Target Fund’s Class A shares, Class C shares, Class Y shares and Institutional Class shares were September 30, 2004, September 30, 2004, December 9, 2005 and September 30, 2004, respectively.  Class Y shares’ performance was calculated using the historical performance of Institutional Class shares for the periods prior to December 9, 2005.

Average Annual Total Returns
For the periods ended December 31, 2014

	1 Year	5 Years	10 Years
Touchstone Growth Allocation Fund—Class A
Return Before Taxes	(1.45)%	8.79%	4.81%
Return After Taxes on Distributions	(1.82)%	8.31%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	(0.49)%	6.87%	3.62%
Touchstone Growth Allocation Fund—Class C
Return Before Taxes	2.77%	9.26%	4.65%
Touchstone Growth Allocation Fund—Class Y
Return Before Taxes	4.77%	10.38%	5.70%
Touchstone Growth Allocation Fund—Institutional Class
Return Before Taxes	4.77%	10.27%	5.64%
S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)	13.08%	15.62%	7.89%

Touchstone Moderate Growth Allocation Fund—Class A Shares Total Return as of December 31

Best Quarter: 2nd Quarter 2009, 17.73%	Worst Quarter: 4th Quarter 2008, (18.27)%

The return of the Acquiring Fund’s Class A shares for the six months ended June 30, 2015 was 1.84%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

The inception dates of the Acquiring Fund’s Class A shares, Class C shares, Class Y shares and Institutional Class shares were September 30, 2004, September 30, 2004, December 9, 2005 and September 30, 2004, respectively.  Class Y shares’ performance was calculated using the historical performance of Institutional Class shares for the periods prior to December 9, 2005.

Average Annual Total Returns
For the periods ended December 31, 2014

	1 Year	5 Years	10 Years
Touchstone Moderate Growth Allocation Fund—Class A
Return Before Taxes	(0.96)%	7.97%	4.93%
Return After Taxes on Distributions	(2.90)%	6.98%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	(0.08)%	5.95%	3.55%
Touchstone Moderate Growth Allocation Fund—Class C
Return Before Taxes	3.21%	8.45%	4.77%
Touchstone Moderate Growth Allocation Fund—Class Y
Return Before Taxes	5.21%	9.53%	5.82%
Touchstone Moderate Growth Allocation Fund—Institutional Class
Return Before Taxes	5.31%	9.57%	5.84%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%
S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)	13.08%	15.62%	7.89%

Will I be able to purchase, redeem, and exchange shares the same way?

Yes, after the Reorganization you will be able to purchase, redeem, and exchange shares of the Acquiring Fund the same way that you purchase, redeem, and exchange shares of the Target Fund.  For more information, see the sections entitled “Choosing a Class of Shares—Buying and Selling Fund Shares” and “Choosing a Class of Shares—Exchange Privileges of the Funds.”

Will I be able to receive distributions the same way?

Yes, after the Reorganization you will continue to receive distributions from the Acquiring Fund the same way you received distributions from the Target Fund prior to the Reorganization.  Like the Target Fund, the Acquiring Fund intends to distribute to its shareholders substantially all of its income quarterly, and net capital gains at least annually.  After the Reorganization, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in the Reorganization or, if you have so elected, distributed in cash.  If you elected prior to the Reorganization to receive cash distributions from the Target Fund, you will continue to receive cash distributions from the Acquiring Fund after the Reorganization without having to make a separate election.  For more information, see the section entitled “Choosing a Class of Shares—Distribution Policy.”

Who will be the Advisor, Sub-Advisor, and Portfolio Managers of my Fund after the Reorganization?

Touchstone Advisors currently serves as the investment advisor to each Fund.  Ibbotson currently serves as the investment sub-advisor to each Fund, and Brian Huckstep, CFA, Scott Wentsel, CFA, CFP, and Lucian Marinescu, CFA, of Ibbotson currently serve as the portfolio managers to each Fund.  Following the Reorganization, Touchstone Advisors will continue to serve as the investment advisor to the Acquiring Fund.  However, effective on or about November 23, 2015, Wilshire will be appointed to serve as the new sub-advisor to the Acquiring Fund and Nathan Palmer, CFA, and Anthony Wicklund, CFA, CAIA, will serve as the new portfolio managers to the Acquiring Fund.  For additional information regarding Touchstone Advisors, Wilshire, and Messrs. Palmer and Wicklund, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Managers.”

What will be the primary federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.  If the Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the Funds or their respective shareholders as a direct result of the Reorganization.  As a condition to the closing of the Reorganization, the Funds will each receive an opinion from the law firm of Vedder Price P.C. that the Reorganization qualifies as a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended.  The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court from taking a contrary position.  See “Information About the Reorganization—Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganization.

Will there be any repositioning costs?

Following the Reorganization, in connection with the appointment of Wilshire as the new sub-advisor to the Acquiring Fund, it is expected that the Acquiring Fund will sell approximately 50% of the securities acquired from the Target Fund in the Reorganization.  The portfolio repositioning would have resulted in realized gains of approximately $3.4 million, or approximately $0.92 per share, if the securities had been sold as of June 30, 2015.  It is also expected that, in connection with the repurposing of the Acquiring Fund, the Acquiring Fund will sell approximately 46% of the securities held in its portfolio prior to the repositioning, which sales would have resulted in realized gains of approximately $4.7 million, or approximately $0.55 per share, if the securities had been sold as of June 30, 2015.  These sales may result in a dividend and/or capital gain distribution to the Acquiring Fund’s shareholders (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization).  The distribution may occur in 2015 following the Reorganization.  The amount of the distribution may be reduced by the Funds’ capital loss carryforward balances, which are subject to limitations.

COMPARISON OF PRINCIPAL RISKS

Each Fund’s share price will fluctuate.  You could lose money on your investment in each Fund, and each Fund could return less than other investments.  As with any mutual fund, there is no guarantee that either Fund will achieve its investment goal.  An investment in the Funds is subject to the principal risks discussed below.

Management Risk:  In managing a Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Fund-of-Funds Structure Risk:  The value of an investment in a Fund is based on the performance of the underlying funds in which it invests and the allocation of its assets among those funds.  The underlying funds may change their investment goals, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment goals.  Because the Fund invests in mutual funds, it bears a proportionate share of the expenses charged by the underlying funds in which it invests.  The principal risks of an investment in the Fund include the principal risks of investing in the underlying funds.

The Fund is exposed to the risks of the underlying funds in which it invests in direct proportion to the amount of assets the Fund allocates to each underlying fund.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund’s transactions in shares of the underlying funds.  The Fund’s ability to achieve its investment goal depends, in part, upon Wilshire’s skill in selecting the best mix of underlying funds.

Following the repurposing of the Acquiring Fund, the underlying funds in which the Acquiring Fund may invest are expected to be subject to the following principal risks.

Collateralized Loan Obligations Risk:  Typically, collateralized loan obligations (“CLOs”) are privately offered and sold, and thus are not registered under the securities laws. As a result, an underlying fund may in certain circumstances characterize its investments in CLOs as illiquid.  In assessing liquidity, an underlying fund will consider various factors including whether the CLO may be purchased and sold in Rule 144A transactions and whether an active dealer market exists.  CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include the possibility that distributions from collateral securities will be insufficient to make interest or other payments, the potential for a decline in the quality of the collateral, and the possibility that an underlying fund may invest in a subordinate tranche of a CLO.

Convertible Securities Risk:  Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Counterparty Risk:  A counterparty (the other party to a transaction or an agreement or the party with whom an underlying fund executes transactions) to a transaction with an underlying fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk:  The use of derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates, and the risk that the derivative may not have the intended effects. The use of derivatives to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of derivatives may also expose an underlying fund to the following additional risks:

•                  Forward Currency Exchange Contract Risk:  A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.

Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•                  Futures Contracts Risk:  The risks associated with an underlying fund’s futures positions include liquidity and counterparty risks associated with derivative investments.

•                  Leverage Risk:  Leverage occurs when an underlying fund uses derivatives or similar instruments or techniques to gain exposure to investments in an amount that exceeds an underlying fund’s initial investment. The use of leverage magnifies changes in an underlying fund’s net asset value and thus results in increased portfolio volatility and increased risk of loss.

•                  Options Risk:  The value of options can be highly volatile. The successful use of options for hedging purposes can depend in part on the ability of the advisor or sub-advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. When options are purchased over-the-counter, an underlying fund becomes exposed to counterparty risk.  Options, whether exchange traded or over-the-counter, may also be illiquid.

•                  Swap Agreement Risk:  Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the underlying fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the underlying fund. A swap can be a form of leverage, which can magnify an underlying fund’s gains or losses.

Equity Security Risk:  An underlying fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry or economic trends and developments.  The prices of securities issued by these companies may decline in response to developments, which could result in a decline in the value of the underlying fund’s shares.

•                  Large-Cap Risk:  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk:  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Preferred Stock Risk:  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•                  Real Estate Investment Trust Risk:  Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates and increases in property taxes. Additionally, REITs typically incur fees that are separate from those of an underlying fund.

•                  Small-Cap Risk:  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, and may be dependent upon a small or inexperienced management group.

Fixed-Income Risk:  The market value of an underlying fund’s fixed-income investments responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an underlying fund’s fixed-income investments will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer an underlying fund’s maturity or duration, the more sensitive the value of an underlying fund’s shares will be to changes in interest rates.

•                  Asset-Backed Securities Risk:  Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates, and, at times, the financial condition of the issuer.

•                  Corporate Loan Risk:  The corporate loans in which an underlying fund invests may be rated below investment grade.  As a result, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment grade securities.  There is a high risk that an underlying fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower.

•                  Credit Risk:  The fixed-income securities in an underlying fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•                  Distressed Securities Risk:  Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment grade debt securities.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  An underlying fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  Distressed securities will likely be illiquid and may be subject to restrictions on resale.

•                  Interest Rate Risk:  In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact an underlying fund’s net asset value.

•                  Investment-Grade Debt Securities Risk:  Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.

•                  Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities may fluctuate in price based on deterioration in the value of the collateral underlying the pool of mortgage loans, which may result in the collateral being worth less than the remaining principal amount owed on the mortgages in the pool.

•                  Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that an underlying fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

•                  U.S. Government Agency Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an underlying fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•                  Depositary Receipts Risk:  Foreign receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

•                  Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

•                  Frontier Markets Risk:  Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy.

Growth Investing Risk:  Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Information Technology Sector Focus Risk:  An underlying fund may invest a high percentage of its assets in the information technology sector. As a result, the underlying fund may be more susceptible to economic, political, and regulatory developments in the information technology sector, positive or negative, and may experience increased volatility on the underlying fund’s net asset value with a magnified effect on the total return.  Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures.

Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an underlying fund’s returns because an underlying fund may be unable to transact at advantageous times or prices, or at all.

Non-Diversification Risk:  An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.

Other Investment Companies Risk:  An underlying fund’s investments in other investment companies will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of an underlying fund investment will fluctuate in response to the performance of such portfolios. In addition, if an underlying fund acquires shares of investment companies, shareholders of the underlying fund will bear their proportionate share of the fees and expenses of an underlying investment and, indirectly, the fees and expenses of the investment companies.

Pay-In-Kind (“PIK”) Bonds Risk:  Pay-in-kind bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Portfolio Turnover Risk:  Frequent and active trading may result in greater expenses to an underlying fund, which may lower such fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce an underlying fund’s returns.

Prepayment Risk:  The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of an underlying fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of an underlying fund.

Real Estate Industry Risk:  Since an underlying fund’s investments may be concentrated in the real estate industry, it is subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be similarly impacted by market conditions, legislative or regulatory changes, or competition. The real estate industry is particularly sensitive to economic downturns.

Rule 144A Securities Risk:  Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements.  Investing in Rule 144A securities may reduce the liquidity of an underlying fund’s portfolio if an adequate institutional trading market for these securities does not exist.  Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.

Sector Focus Risk:  An underlying fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, an underlying fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the underlying fund’s net asset value with a magnified effect on the total return.

Short Sales Risk:  In a short sale, an underlying fund sells a security or other financial instrument, such as a futures contract, that it does not own.  To complete the transaction, the underlying fund must borrow the security to make delivery to the buyer.  An underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.  If the price of the security sold short rises between the time an underlying fund sells the security short and the time an underlying fund replaces the security sold short, an underlying fund will realize a loss on the transaction.

Value Investing Risk:  Value investing presents the risk that an underlying fund’s security holdings may never reach their full market value because the market fails to recognize what the portfolio managers consider the true business value or because the portfolio managers have misjudged those values. In addition, value investing may fall out of favor and underperform growth or other styles of investing during given certain periods.

The underlying funds in which the Target Fund may invest are subject to the following principal risks.

•                  Underlying Equity Funds Risk:  Underlying equity funds are subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the underlying fund’s shares.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the underlying fund’s shares.  The risks of investing in underlying equity funds include risks specific to their investment strategies, such as investment style risk and capitalization risk.

•                  Underlying Fixed-Income Funds Risk:  The prices of an underlying fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  The price of debt securities is generally linked to the prevailing market interest rates.  In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. Other principal risks include call risk and high-yield debt risk.  Call risk refers to situations when an issuer prepays (or “calls”) a debt obligation prior to maturity and an underlying fund holding that debt must reinvest the resulting proceeds at lower interest rates.  High-yield debt risk refers to non-investment-grade debt obligations (“junk bonds”) that carry a higher risk of default by the issuer, resulting in losses to the underlying fund, and are generally considered speculative and less liquid than investment-grade debt obligations.

•                  Derivatives Risk:  Certain underlying funds may invest in derivatives, such as futures, options or swap contracts, to pursue their investment goals.  The use of such derivatives may expose an underlying fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default.  These additional risks could cause an underlying fund to experience losses to which it would otherwise not be subject.  An underlying fund may use derivatives to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the underlying fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.  An underlying fund may not fully benefit from or may lose money on derivative investments.

•                  Foreign Securities Risk:  Certain underlying funds may invest in foreign securities, which pose risks in addition to those posed by domestic securities because political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency, which makes the value of these investments susceptible to changes in currency exchange rates.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

•                  Merger Arbitrage Risk:  Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower an underlying fund’s performance.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization is part of a broader repurposing of Touchstone’s target-risk allocation funds into a new suite of asset allocation funds intended to attract increased investor interest and provide shareholders with exposure to additional asset classes.  At a meeting held on August 20, 2015, the Board approved a series of proposals to repurpose the Acquiring Fund, which proposals included the appointment of Wilshire as the new sub-advisor to the Acquiring Fund and certain changes to the principal investment strategies of the Acquiring Fund to allow Wilshire to manage the Fund in accordance with Wilshire’s world allocation strategy.  In addition, the Board approved a name change for the Acquiring Fund from Touchstone Moderate Growth Allocation Fund to Touchstone Dynamic Global Allocation Fund.  Each of these changes to the Acquiring Fund will be effective on or about November 23, 2015.

In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by Touchstone Advisors, the investment advisor to the Funds.  These materials included information regarding the operations and financial conditions of the Funds and the principal terms and conditions of the Reorganization, including that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.  The Board considered the following factors, among others:

•                  the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined fund under Wilshire management could garner increased investor interest;

•                  the similar investment goals and current principal investment strategies of the Funds and the comparability of Wilshire’s world allocation strategy to the current investment strategies of the Funds;

•                  the simulated historical investment performance record of Wilshire in its world allocation strategy;

•                  the investment advisory and other fees, expense ratios and contractual expense limitations of the Funds;

•                  the anticipated benefits to the Funds, including operating efficiencies, that may be achieved from the Reorganization;

•                  that the expenses of the Reorganization would not be borne by the Funds’ shareholders;

•                  the terms and conditions of the Reorganization, including the Acquiring Fund’s assumption of all of the liabilities of the Target Fund;

•                  the anticipated federal income tax-free nature of the Reorganization; and

•                  alternatives available to shareholders of the Target Fund, including the ability to redeem or exchange their shares.

During their assessment, the Board met with independent legal counsel regarding the legal issues involved.  After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board concluded that the Reorganization would be in the best interests of each Fund and the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan, a form of which is set forth in Exhibit A.  The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund on or about November 20, 2015 or such other date as may be agreed upon by the parties (the “Closing Date”).  Institutional Class shareholders of the Target Fund will receive Class Y shares of the Acquiring Fund in the Reorganization; Class A, C and Y shareholders of the Target Fund will receive shares of the same class of the Acquiring Fund in the Reorganization.

Prior to the Closing Date, the Target Fund will endeavor to discharge all of its known liabilities and obligations.  In addition, on or prior to the Closing Date, the Target Fund will distribute to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax exempt income and net capital gains (after reduction by any available capital loss carryforwards), in each case for all taxable periods ending on or before the Closing Date, in order that the Target Fund will not be liable for federal income tax on the amounts distributed.

BNY Mellon Investment Servicing (US) Inc., the sub-administrator for the Funds, will compute the value of the Target Fund’s portfolio of securities.  The method of valuation employed will be consistent with the valuation procedures described in the Trust’s declaration of trust and the Target Fund’s prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.

As soon after the closing as practicable, the Target Fund will distribute pro rata to its shareholders of record as of the closing the full and fractional shares of the Acquiring Fund received by the Target Fund.  The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent.  Each account will represent the respective pro rata number of full and fractional shares of the corresponding class of the Acquiring Fund due to a shareholder of each class of shares of the Target Fund.  All issued and outstanding shares of the Target Fund will be cancelled.  After these distributions and the winding up of its affairs, the Target Fund will be liquidated and terminated.

The Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan.  The Plan may be terminated (1) by the mutual agreement of the Target Fund and the Acquiring Fund; or (2) at or prior to the closing by either party (a) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Reorganization is consummated, Touchstone Advisors will pay the expenses incurred by the Funds in connection with the Reorganization.

Description of the Securities to be Issued

Shareholders of the Target Fund as of the closing will receive full and fractional shares of the Acquiring Fund in accordance with the terms of the Plan.  The shares of the Acquiring Fund to be issued in connection with the Reorganization will be fully paid and non-assessable when issued.  Shares of the Acquiring Fund to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Target Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Information Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to:  an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, or conversion transaction; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:

(i)                                     The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)                                  No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(iii)                               No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv)                              No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

(v)                                 The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(vi)                              The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

(vii)                           The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)                        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If the Reorganization is consummated but the IRS prevails in a challenge, or the courts determine, that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss on the transfer of its Target Fund shares equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and realized net capital gain, if any, for all periods through the Closing Date.  Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below.  Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable for federal income tax purposes.

If portfolio assets of the Target Fund are sold prior to the Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis (after taking into account any capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

U.S. federal income tax law permits a regulated investment company to carryforward net capital losses realized during taxable years beginning on or before December 22, 2010, for a period of up to eight taxable years, and, for net capital losses realized during taxable years beginning after December 22, 2010, for an unlimited number of taxable years.  A regulated investment company must use capital loss carryforwards generated in taxable years beginning after December 22, 2010 to offset gains arising in taxable years beginning after this date before capital losses carried forward from years beginning on or prior to this date are used.

The Reorganization will cause the tax year of the Target Fund to close.  After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type.  Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred.  The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

As of December 31, 2014, for U.S. federal income tax purposes, the Target Fund had capital loss carryforwards of $2,820,842 expiring in 2017 and $4,330,564 expiring in 2018.  As of December 31, 2014, for U.S. federal income tax purposes, the Acquiring Fund had capital loss carryforwards of $7,789,144 expiring in 2018.

As of June 30, 2015, for U.S. federal income tax purposes, the Target Fund had net unrealized gains of $8,611,431.

In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.  As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

Following the Reorganization, in connection with the appointment of Wilshire as the new sub-advisor to the Acquiring Fund, it is expected that the Acquiring Fund will sell approximately 50% of the securities acquired from the Target Fund in the Reorganization.  The portfolio repositioning would have resulted in realized gains of approximately $3.4 million, or approximately $0.92 per share, if the securities had been sold as of June 30, 2015.  It is also expected that, in connection with the repurposing of the Acquiring Fund, the Acquiring Fund will sell approximately 46% of the securities held in its portfolio prior to the repositioning, which sales would have resulted in realized gains of approximately $4.7 million, or approximately $0.55 per share, if the securities had been sold as of June 30, 2015.  These sales may result in a dividend and/or capital gain distribution to the Acquiring Fund’s shareholders (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization).  The distribution may occur in 2015 following the Reorganization.  The amount of the distribution may be reduced by the Funds’ capital loss carryforward balances described above, which are subject to limitations

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”).  Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to certain material federal income tax issues.  You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth as of June 30, 2015, the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of June 30, 2015.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the capitalization of the Acquiring Fund after it has combined with the Target Fund assuming the Reorganization occurred as of June 30, 2015.  These numbers may differ as of the Closing Date.

	Touchstone Growth Allocation Fund	Touchstone Moderate Growth Allocation Fund	Pro Forma Adjustments(1)		Pro Forma Combined Touchstone Moderate Growth Allocation Fund
Net Assets (all classes)	$54,196,793	$111,873,432			$166,070,225
Class A
Net assets	$25,498,585	$54,603,032			$80,101,617
Shares outstanding	1,744,734	4,169,608	201,723	(2)	6,116,065
Net asset value per share	$14.61	$13.10			$13.10
Class C
Net assets	$20,521,848	$41,703,970			$62,225,818
Shares outstanding	1,460,909	3,244,433	136,122	(2)	4,841,464
Net asset value per share	$14.05	$12.85			$12.85
Class Y
Net assets	$8,155,677	$15,551,757	$35,356	(3)	$23,742,790
Shares outstanding	551,822	1,178,431	68,711	(2),(3)	1,798,964
Net asset value per share	$14.78	$13.20			$13.20
Institutional Class
Net assets	$20,683	$14,673	$(35,356	)(3)	—
Shares outstanding	1,541	1,117	(2,658	)(3)	—
Net asset value per share	$13.42	$13.14			—

(1)                       Touchstone Advisors will bear 100% of the Reorganization expenses.  As a result there are no pro forma adjustments to net assets.

(2)                       Reflects the capitalization adjustments due to the change in net asset value per share of the newly issued shares and giving effect to issuance of shares of Touchstone Moderate Growth Allocation Fund to the Touchstone Growth Allocation Fund shareholders as if the Reorganization had taken place on June 30, 2015.

(3)                       Holders of Institutional Class shares of the Target Fund will receive Class Y shares of the Acquiring Fund in the Reorganization.  Effective on or about November 23, 2015, the Acquiring Fund’s Institutional Class shares will be reclassified to the Acquiring Fund’s Class Y shares, thus eliminating the Fund’s Institutional Class shares.

THE FUNDS’ MANAGEMENT

Touchstone Advisors serves as the investment advisor to both Funds.  Effective on or about November 23, 2015, the Acquiring Fund will be managed by Wilshire, the sub-advisor, and Nathan Palmer, CFA, and Anthony Wicklund, CFA, CAIA, the portfolio managers.

Investment Advisor

Touchstone Advisors, Inc.

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a SEC-registered investment advisor since 1994.  As of August 31, 2015, it had approximately $17.7 billion in assets under management.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•                  level of knowledge and skill;

•                  performance as compared to its peers or benchmark;

•                  consistency of performance over 5 years or more;

•                  level of compliance with investment rules and strategies;

•                  employees;

•                  facilities and financial strength; and

•                  quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  A Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds.  Shareholders of a Fund will be notified of any material changes in the Fund’s sub-advisory arrangements.  After the Reorganization, Touchstone Advisors and the Trust will continue to rely on this exemptive order.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets.  If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor.  Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties.  For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate based on the average daily net assets of the Fund.  The annual fee rate below is the fee paid to Touchstone Advisors by each Fund for the Fund’s most recent fiscal year end and is net of advisory fees waived by Touchstone Advisors, if any.  Touchstone Advisors, and not the Funds, pays from its advisory fee sub-advisory fees to the Funds’ sub-advisors.

Sub-Advisor and Portfolio Managers

Wilshire Associates Incorporated will be the sub-advisor to the Acquiring Fund effective on or about November 23, 2015.  Wilshire is based in Santa Monica, California, and is a registered investment advisor under the Investment Advisers Act of 1940, as amended.  Wilshire was founded in 1972 and has since evolved into a diversified global financial services firm.  Wilshire Funds Management, the global investment management business unit of Wilshire, advises on $150 billion as of June 30, 2015.  Wilshire, an independent firm for over 40 years, is supported by a global network of offices in the U.S., Europe, and the Asia Pacific.

Effective on or about November 23, 2015, the following individuals will be jointly and primarily responsible for the management of the Acquiring Fund’s portfolio.

Nathan Palmer, CFA, Portfolio Manager, is a managing director of Wilshire and heads Wilshire Funds Management’s portfolio management group.  Mr. Palmer has more than 18 years of industry experience and is responsible for creating multi-asset class, multi-manager investment solutions for financial intermediary clients.  He is the Chair of Wilshire Funds Management’s Retirement Oversight Committee and a voting member of its Investment Committee. Prior to joining Wilshire, Mr. Palmer provided investment advice to endowment, foundation, and family office clients at Convergent Wealth Advisors. Previously, he managed the public market investment portfolios for the endowment at the California Institute of Technology and for the defined benefit and defined contribution retirement assets at Intel Corporation. Mr. Palmer began his career as a securities analyst, where he published equity research on the technology, media, and telecom industries.

Mr. Palmer graduated Phi Beta Kappa and cum laude from the University of Washington with a BA in business administration. He holds an MBA with High Distinction from the Stern School of Business, New York University, graduating as an Armando John Garville Memorial Scholar. Mr. Palmer holds the Chartered Financial Analyst designation and is an active member of the CFA Institute and the CFA Society of Los Angeles, where he currently serves as Vice President and Governor of the Board.

Anthony Wicklund, CFA, CAIA, Portfolio Manager, is a vice president of Wilshire and a portfolio manager with Wilshire Funds Management. Mr. Wicklund has more than 14 years of industry experience and is a portfolio manager for multi-manager portfolios, including target-risk, target-date, and alternative portfolios for a range of financial intermediary clients. Prior to joining Wilshire in 2013, Mr. Wicklund was the Director of Risk Management at Convergent Wealth Advisors, where he led the firm’s investment risk management and operational due diligence efforts.  Additionally, he served as chairman of the firm’s Risk Management Oversight Committee and was a voting member of the Investment Committee. Previously, Mr. Wicklund was a senior analyst at Pacific Seafood where he evaluated acquisition targets, coordinated the integration of acquired companies, and performed internal operational audits and capital expenditure analyses.

Mr. Wicklund earned his BS in business administration, with a concentration in finance from the University of Oregon. He also holds an MBA from the Marshall School of Business, University of Southern California, with a concentration in investments and financial markets. Mr. Wicklund holds the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations, and is a member of the CFA Society of Los Angeles, CFA Institute, and CAIA Association.

Investment Advisory Fees

Pursuant to an advisory agreement with Touchstone Advisors, each Fund pays an advisory fee at the annual rate of 0.25% on the first $1.0 billion of assets, 0.225% on the next billion of assets, 0.20% on the next billion of assets, and 0.175% on assets over $3 billion of the average daily net assets of the Fund.  The Acquiring Fund will continue to pay an advisory fee calculated using the same fee schedule following the Reorganization.  Touchstone Advisors pays from its advisory fee sub-advisory fees to each Fund’s sub-advisor.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board’s approval of each Fund’s current advisory agreement and sub-advisory agreement is included in the Trust’s December 31, 2014 Annual Report, and the basis for the Board’s approval of the Acquiring Fund’s sub-advisory agreement with Wilshire will be included in the Trust’s December 31, 2015 Annual Report.

Expense Limitation Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) to the extent necessary to ensure a Fund’s total annual operating expenses do not exceed the contractual limits set forth below.  The contractual limits set forth in the table below have been adjusted for each share class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable.  Fee waivers or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during the month.  The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for a Fund (including amounts waived or reimbursed with respect to the Target Fund prior to the Reorganization.  No recoupment will occur unless a Fund’s operating expenses are below the expense limits set forth below.

Fund	Expense Limit	Effective Through
Touchstone Growth Allocation Fund
Class A	0.49%	April 29, 2016
Class C	1.24%	April 29, 2016
Class Y	0.24%	April 29, 2016
Institutional Class	0.24%	April 29, 2016
Touchstone Moderate Growth Allocation Fund
Class A	0.49%	November 22, 2016
Class C	1.24%	November 22, 2016
Class Y	0.24%	November 22, 2016
Institutional Class(1)	0.24%	April 29, 2016

(1)                       To be reclassified as Class Y shares on or about November 23, 2015.

Other Service Providers

The Funds currently have the same service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers, as set forth in the chart below.

Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrator	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a Rule 12b-1 distribution fee.

Class A Sales Charge.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Funds.  The amount of front-end sales charge is shown as a percentage of (1) the offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Waiver of Class A Sales Charge.  Purchases in the amount of $1 million or more Class A shares are not subject to a front-end sales charge and are sold at NAV.  For these purchases, Touchstone Securities, Inc. (“Touchstone

Securities”) may pay your financial intermediary a distribution-related commission associated with such sale of up to 1.00%.  In the event that Touchstone Securities paid such a commission to your financial intermediary, a CDSC of up to 1.00% may be charged on redemptions made within one year of your purchase.  With respect to Class A shares, the percentage of the CDSC is based on the commission that was paid to your financial intermediary.  For more information on the CDSC, please see the section entitled “Contingent Deferred Sales Charge (“CDSC”)” in each Fund’s prospectus.

There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule.  In addition, certain purchases may be subject to no front-end sales charge or a reduced front-end sales charge.  For more information, please see the section entitled “Waiver of Class A Sales Charge” in each Fund’s prospectus.

Class C Shares

Class C shares are sold at NAV, without an initial sales charge, and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase.  The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed.  A CDSC will not be imposed upon redemptions of Class C shares held for at least one year.

Class C shares are subject to an annual Rule 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares.  Touchstone Securities intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.  For more information on the CDSC, please see the section entitled “Contingent Deferred Sales Charge (“CDSC”)” in each Fund’s Prospectus.

Class Y Shares

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC.  Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.

Institutional Class Shares

Institutional Class shares are sold at NAV, without an initial sales charge and are not subject to a Rule 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund.  Institutional Class shares are offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone Securities.

Holders of Institutional Class shares of the Target Fund will receive Class Y shares of the Acquiring Fund in the Reorganization.  The Class Y shares and Institutional Class shares of the Funds have the same fee structures and expense limitations.  Effective on or about November 23, 2015, the Acquiring Fund’s Institutional Class shares will be reclassified to the Acquiring Fund’s Class Y shares, thus eliminating the Fund’s Institutional Class shares.

Buying and Selling Fund Shares

Each Fund has the same minimum investment requirements, which are set forth in the chart below.

	Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Funds on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities or through your financial advisor.  Class Y shares are available only through your financial institution.  Institutional Class shares are available through Touchstone Securities or your financial institution.  The Funds’ shares may be redeemed by telephone, Internet, mail, or wire or through accounts with certain brokers and other financial institutions.  Payments for redemptions of shares of the Funds are sent within seven days (normally within 3 business days) after receipt of a proper redemption request.  The Funds reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds in liquid securities rather than in cash.  In kind redemptions are taxable to you for federal income tax purposes in the same manner as cash redemptions.  For more information about buying and selling shares see the section “Investing with Touchstone” in each Fund’s prospectus or call 1.800.543.0407.

Exchange Privileges of the Funds

Each Fund has the same exchange privileges.  The Funds are subject to the exchange privileges listed below.

Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class Y shares and Institutional Class shares of the Funds are exchangeable for Class Y shares and Institutional Class shares any of other Touchstone Fund, respectively, as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.

Class A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state; such an exchange can be accommodated by their financial intermediary.

You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.  Touchstone Funds that are closed to new investors may not accept exchanges.

You may realize taxable gain if you exchange shares of a Fund for shares of another fund.

Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, may not be exchanged for shares of any other Touchstone Fund.

Distribution Policy

Each Fund intends to distribute to its shareholders substantially all of its net income and net capital gains.  Dividends, if any, are declared and paid quarterly by each Fund.  Each Fund makes distributions of net capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

After the Reorganization, shareholders of the Target Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the Acquiring Fund reinvested in the same class of shares of the Acquiring Fund as they receive in the Reorganization.  Shareholders of the Target Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.

The Funds have each qualified and intend to remain qualified (for the Target Fund, through the Closing Date) to be treated as a regulated investment company under the Code.  To remain qualified as a regulated investment company, a Fund must, among other things, distribute at least 90% of its net taxable and tax-exempt income and diversify its holdings as required by the Code.  While so qualified, so long as a Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Rule 12b-1 Distribution Plans.  Each Fund offering Classes A and C shares has adopted distribution plans under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.  Class Y shares and Institutional Class shares are not subject to a fee pursuant to a Rule 12b-1 plan.  For more information on these plans, please see the section entitled “Rule 12b-1 Distribution Plans” in each Fund’s prospectus.

Additional Compensation to Financial Intermediaries. Touchstone Securities, the Trust’s principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Funds or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of each Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary. Although each Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions. For more information on payment arrangements, please see the section entitled “The Distributor” in each Fund’s SAI.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a summary of certain important provisions of the governing instruments and governing laws applicable to the Trust, but is not a complete description.  Further information about the Trust’s governance structure is contained in each Fund’s SAI and the Trust’s governing documents, which are on file with the SEC.

Organization and Governing Law.  Each Fund is governed by the Trust’s Declaration of Trust (the “Declaration”) and the Trust’s By-Laws, both as amended, restated, or supplemented from time to time.  Each Fund and its business and affairs are managed under the supervision of its Board.  The Target Fund and the Acquiring Fund are each a series of the Trust, a Massachusetts business trust.

Shares.  When issued and paid for in accordance with the prospectuses, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable.  Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash, in kind, or in additional Fund shares.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Shareholder Meetings and Rights of Shareholders to Call a Meeting.  The Funds are not required to hold annual shareholder meetings under Massachusetts law or the governing instruments of the Trust.  The governing instruments of the Trust generally provide that a meeting of shareholders may be called at any time by the Board, the Chair of the Board, or by the President of the Funds.  The governing instruments of the Trust provide that a special meeting of shareholders may be called for the purpose of voting on the removal of any Trustee upon the written request of shareholders.

Submission of Shareholder Proposals.  The Trust does not have provisions in its governing instruments requiring that a shareholder provide notice to the Funds in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

Quorum.  The governing instruments of the Trust provide that a quorum will exist if shareholders of 50 percent of the outstanding shares entitled to vote are present at the meeting in person or by proxy.

Number of Votes.  The governing instruments of the Trust provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The governing instruments do not provide for cumulative voting.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under the governing instruments if the Trust and Massachusetts law.  The following summarizes the matters on which Fund shareholders have a right to vote and the minimum shareholder vote required to approve the matter.  Where referenced below, the phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Election and Removal of Trustees.  The shareholders of the Funds are entitled to vote for the election and the removal of Trustees.  The Trustees are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).  Any Trustee may be removed by a vote of two-thirds of the outstanding shares of the Trust.

Amendment of Governing Instruments.  Generally, the Board has the right to amend, from time to time, the Declaration and By-Laws.  Shareholders have the right to vote on any amendment to the Declaration that would adversely affect their rights as shareholders.  Any such amendment requires the vote of a majority of the outstanding shares entitled to vote.

Mergers and Reorganizations.  The Declaration provides that any series may be merged into another fund by vote of a majority of the Trustees of the Trust without the approval of shareholders.

Liquidation of a Fund.  The Board may liquidate a Fund by written notice to shareholders of such Fund.

Indemnification.  The Declaration generally provides for the indemnification of the Trust’s Trustees and officers against all liabilities and expenses incurred by any Trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the applicable Fund, except with respect to any matter arising from his or her own disqualifying conduct.  Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, including under any liability insurance policy.

Shareholder Information.  Exhibit C to this Prospectus/Information Statement lists the name, address, and percent ownership of each person who, as of September 1, 2015, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of the respective Fund. Exhibit C also lists those shareholders that would have owned 5% or more of the outstanding shares of a class of the combined Fund had the Reorganization taken place on September 1, 2015.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report with respect to the Target Fund and the Acquiring Fund has been incorporated by reference into this Prospectus/Information Statement in reliance upon the report of Ernst & Young LLP, located at 312 Walnut Street, Cincinnati, Ohio 45202, the independent registered public accounting firm for each Fund, given on their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring Fund’s shares will be passed upon by Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy materials, information statements and charter documents with the SEC.  These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, DC, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036.  Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years and the six months ended June 30, 2015.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions.  For each Fund, this information was audited by Ernst & Young LLP for the years ended December 31, 2014 and 2013 and for the five months ended December 31, 2012.  Ernst & Young LLP’s report, along with each Fund’s financial statements and related notes, is included in the Fund’s Annual Report.  The financial highlights for each Fund for the years ended July 31, 2012,

2011 and 2010 were audited by PricewaterhouseCoopers LLP.  The report of PricewaterhouseCoopers LLP, along with each Fund’s financial statements and related notes, were included in the Funds’ Annual Reports for those periods.  For each Fund, the information for the six-month period ended June 30, 2015 is unaudited.  You can obtain the Annual and Semi-Annual Reports at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/home/formslit.  The Annual and Semi-Annual Reports have been incorporated by reference in this Information Statement/Prospectus and the SAI.

Touchstone Moderate Growth Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Six Months
Ended	Five Months
June 30,	Ended
2015	Year Ended December 31,	December 31,	Year Ended July 31,
(Unaudited)	2014	2013	2012(A)	2012	2011	2010
Net asset value at beginning of period	$12.89	$12.99	$11.30	$11.13	$11.11	$9.66	$8.87
Income from investment operations:
Net investment income	0.04	0.20	0.17	0.14	(B)	0.15	(B)	0.12	(B)	0.15	(B)
Net realized and unrealized gains on investments	0.20	0.46	1.77	0.51	0.02	(C)	1.47	0.87	(D)
Total from investment operations	0.24	0.66	1.94	0.65	0.17	1.59	1.02
Distributions from:
Net investment income	(0.03)	(0.25)	(0.25)	(0.30)	(0.15)	(0.14)	(0.23)
Realized capital gains	—	(0.51)	—	(0.18)	—	—	—
Total distributions	(0.03)	(0.76)	(0.25)	(0.48)	(0.15)	(0.14)	(0.23)
Net asset value at end of period	$13.10	$12.89	$12.99	$11.30	$11.13	$11.11	$9.66
Total return(E)	1.84	%(F)	5.06%	17.23%	5.96	%(F)	1.65%	16.56%	11.52	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$54,603	$56,893	$68,184	$71,235	$15,181	$18,848	$22,740
Ratio to average net assets:
Net expenses(G)	0.49	%(H)	0.46%	0.35%	0.39	%(H)	0.57%	0.57%	0.57%
Gross expenses(G)	0.93	%(H)	0.89%	0.93%	0.90	%(H)	1.03%	1.01%	1.08%
Net investment income(G)	0.53	%(H)	1.44%	1.27%	2.90	%(H)	1.38%	1.17%	1.53%
Portfolio turnover rate	2	%(F)	11%	38%	73	%(F)(I)	77%	9%

(A)       The Fund changed its fiscal year end from July 31 to December 31.

(B)       The net investment income per share is based on average shares outstanding for the period.

(C)       The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(D)      Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(E)       Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(F)       Not annualized.

(G)      Ratio does not include income and expenses of the underlying funds.

(H)      Annualized.

(I)          Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Moderately Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

Touchstone Moderate Growth Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Six Months
Ended	Five Months
June 30,	Ended
2015	Year Ended December 31,	December 31,	Year Ended July 31,
(Unaudited)	2014	2013	2012(A)	2012	2011	2010
Net asset value at beginning of period	$12.67	$12.79	$11.13	$10.89	$10.86	$9.44	$8.67
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.09	0.06	0.10	(B)	0.07	(B)	0.05	(B)	0.07	(B)
Net realized and unrealized gains on investments	0.19	0.45	1.77	0.50	0.02	(C)	1.43	0.86	(D)
Total from investment operations	0.18	0.54	1.83	0.60	0.09	1.48	0.93
Distributions from:
Net investment income	—	(0.15)	(0.17)	(0.18)	(0.06)	(0.06)	(0.16)
Realized capital gains	—	(0.51)	—	(0.18)	—	—	—
Total distributions	—	(0.66)	(0.17)	(0.36)	(0.06)	(0.06)	(0.16)
Net asset value at end of period	$12.85	$12.67	$12.79	$11.13	$10.89	$10.86	$9.44
Total return(E)	1.42	%(F)	4.20%	16.49%	5.52	%(F)	0.89%	15.70%	10.71	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$41,704	$43,844	$49,601	$48,985	$47,508	$61,074	$70,934
Ratio to average net assets:
Net expenses(G)	1.24	%(H)	1.21%	1.11%	1.14	%(H)	1.32%	1.32%	1.32%
Gross expenses(G)	1.63	%(H)	1.62%	1.65%	1.68	%(H)	1.74%	1.69%	1.74%
Net investment income (loss)(G)	(0.22	)%(H)	0.69%	0.52%	2.15	%(H)	0.63%	0.46%	0.78%
Portfolio turnover rate	2	%(F)	11%	38%	73	%(F)(I)	77%	9%	38%

(A)       The Fund changed its fiscal year end from July 31 to December 31.

(B)       The net investment income per share is based on average shares outstanding for the period.

(C)       The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(D)      Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(E)       Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(F)       Not annualized.

(G)      Ratio does not include income and expenses of the underlying funds.

(H)      Annualized.

(I)          Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Moderately Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

Touchstone Moderate Growth Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Six Months
Ended	Five Months
June 30,	Ended
2015	Year Ended December 31,	December 31,	Year Ended July 31,
(Unaudited)	2014	2013	2012(A)	2012	2011	2010
Net asset value at beginning of period	$12.98	$13.09	$11.38	$11.24	$11.23	$9.75	$8.95
Income from investment operations:
Net investment income	0.05	0.28	0.21	0.15	(B)	0.18	(B)	0.18	(B)	0.17	(B)
Net realized and unrealized gains on investments	0.21	0.40	1.78	0.52	0.01	(C)	1.46	0.88	(D)
Total from investment operations	0.26	0.68	1.99	0.67	0.19	1.64	1.05
Distributions from:
Net investment income	(0.04)	(0.28)	(0.28)	(0.35)	(0.18)	(0.16)	(0.25)
Realized capital gains	—	(0.51)	—	(0.18)	—	—	—
Total distributions	(0.04)	(0.79)	(0.28)	(0.53)	(0.18)	(0.16)	(0.25)
Net asset value at end of period	$13.20	$12.98	$13.09	$11.38	$11.24	$11.23	$9.75
Total return	2.03	%(E)	5.21%	17.57%	6.04	%(E)	1.84%	16.93%	11.77	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$15,552	$16,719	$30,498	$43,585	$763	$1,289	$635
Ratio to average net assets:
Net expenses(F)	0.24	%(G)	0.21%	0.10%	0.14	%(G)	0.32%	0.32%	0.32%
Gross expenses(F)	0.71	%(G)	0.62%	0.60%	0.54	%(G)	1.89%	1.65%	2.59%
Net investment income(F)	0.78	%(G)	1.69%	1.53%	3.15	%(G)	1.63%	1.63%	1.72%
Portfolio turnover rate	2	%(E)	11%	38%	73	%(E)(H)	77%	9%	38%

(A)       The Fund changed its fiscal year end from July 31 to December 31.

(B)       The net investment income per share is based on average shares outstanding for the period.

(C)       The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(D)      Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(E)       Not annualized.

(F)       Ratio does not include income and expenses of the underlying funds.

(G)      Annualized.

(H)      Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Moderately Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

Touchstone Moderate Growth Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Six Months
Ended	Five Months
June 30,	Ended
2015	Year Ended December 31,	December 31,	Year Ended July 31,
(Unaudited)	2014	2013	2012(A)	2012	2011	2010
Net asset value at beginning of period	$12.96	$13.03	$11.33	$11.18	$11.16	$9.75	$8.95
Income from investment operations:
Net investment income	0.04	0.21	0.19	0.15	(B)	0.18	(B)	0.15	(B)	0.28	(B)
Net realized and unrealized gains on investments	0.18	0.51	1.79	0.52	0.02	(C)	1.48	0.78	(D)
Total from investment operations	0.22	0.72	1.98	0.67	0.20	1.63	1.06
Distributions from:
Net investment income	(0.04)	(0.28)	(0.28)	(0.34)	(0.18)	(0.22)	(0.26)
Realized capital gains	—	(0.51)	—	(0.18)	—	—	—
Total distributions	(0.04)	(0.79)	(0.28)	(0.52)	(0.18)	(0.22)	(0.26)
Net asset value at end of period	$13.14	$12.96	$13.03	$11.33	$11.18	$11.16	$9.75
Total return	1.96	%(E)	5.31%	17.57%	6.11	%(E)	1.92%	16.88%	11.79	%(D)
Ratios and supplemental data:
Net assets at end of period (000’s)	$15	$7	$10	$9	$8	$8	$7
Ratio to average net assets:
Net expenses(F)	0.24	%(G)	0.21%	0.11%	0.14	%(G)	0.32%	0.32%	0.32%
Gross expenses(F)	159.93	%(G)	165.34%	228.55%	230.25	%(G)	111.34%	183.59%	.99%
Net investment income(F)	0.78	%(G)	1.69%	1.52%	3.15	%(G)	1.63%	1.43%	2.99%
Portfolio turnover rate	2	%(E)	11%	38%	73	%(E)(H)	77%	9%	38%

(A)       The Fund changed its fiscal year end from July 31 to December 31.

(B)       The net investment income per share is based on average shares outstanding for the period.

(C)       The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

(D)      Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(E)       Not annualized.

(F)       Ratio does not include income and expenses of the underlying funds.

(G)      Annualized.

(H)      Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Moderately Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

Touchstone Growth Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Six Months
Ended	Five Months
June 30,	Ended
2015	Year Ended December 31,	December 31,	Year Ended July 31,
(Unaudited)	2014	2013	2012(A)	2012	2011	2010
Net asset value at beginning of period	$14.21	$13.82	$11.75	$11.28	$11.40	$9.58	$8.66
Income (loss) from investment operations:
Net investment income	—	(B)	0.16	0.12	0.14	(C)	0.13	(C)	0.08	(C)	0.12	(C)
Net realized and unrealized gains (losses) on investments	0.40	0.47	2.31	0.67	(0.14)	1.80	0.99
Total from investment operations	0.40	0.63	2.43	0.81	(0.01)	1.88	1.11
Distributions from:
Net investment income	—	(0.24)	(0.26)	(0.34)	(0.11)	(0.06)	(0.19)
Realized capital gains	—	—	(0.10)	—	—	—	—
Total distributions	—	(0.24)	(0.36)	(0.34)	(0.11)	(0.06)	(0.19)
Net asset value at end of period	$14.61	$14.21	$13.82	$11.75	$11.28	$11.40	$9.58
Total return(D)	2.82	%(E)	4.54%	20.69%	7.29	%(E)	(0.04)%	19.65%	12.78%
Ratios and supplemental data:
Net assets at end of period (000’s)	$25,499	$25,384	$29,279	$31,432	$10,320	$13,619	$16,721
Ratio to average net assets:
Net expenses(F)	0.49	%(G)	0.46%	0.35%	0.39	%(G)	0.57%	0.57%	0.57%
Gross expenses(F)	0.99	%(G)	0.98%	1.01%	1.04	%(G)	1.21%	1.13%	1.18%
Net investment income(F)	0.04	%(G)	1.07%	0.87%	2.95	%(G)	1.17%	0.77%	1.26%
Portfolio turnover rate	1	%(E)	14%	50%	65	%(E)(H)	77%	8%	41%

(A)       The Fund changed its fiscal year end from July 31 to December 31.

(B)       Less than $0.005 per share.

(C)       The net investment income per share is based on average shares outstanding for the period.

(D)      Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(E)       Not annualized.

(F)       Ratio does not include income and expenses of the underlying funds.

(G)      Annualized.

(H)      Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

Touchstone Growth Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Six Months
Ended	Five Months
June 30,	Ended
2015	Year Ended December 31,	December 31,	Year Ended July 31,
(Unaudited)	2014	2013	2012(A)	2012	2011	2010
Net asset value at beginning of period	$13.71	$13.32	$11.32	$10.80	$10.90	$9.18	$8.30
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.04	0.02	0.10	(B)	0.04	(B)	—	(B)(C)	0.04	(B)
Net realized and unrealized gains (losses) on investments	0.39	0.45	2.24	0.63	(0.12)	1.72	0.96
Total from investment operations	0.34	0.49	2.26	0.73	(0.08)	1.72	1.00
Distributions from:
Net investment income	—	(0.10)	(0.16)	(0.21)	(0.02)	—	(0.12)
Realized capital gains	—	—	(0.10)	—	—	—	—
Total distributions	—	(0.10)	(0.26)	(0.21)	(0.02)	—	(0.12)
Net asset value at end of period	$14.05	$13.71	$13.32	$11.32	$10.80	$10.90	$9.18
Total return(D)	2.48	%(E)	3.77%	19.88%	6.82	%(E)	(0.75)%	18.74%	12.03%
Ratios and supplemental data:
Net assets at end of period (000’s)	$20,522	$21,901	$24,066	$24,065	$23,968	$33,477	$36,655
Ratio to average net assets:
Net expenses(F)	1.24	%(G)	1.21%	1.10%	1.14	%(G)	1.32%	1.32%	1.32%
Gross expenses(F)	1.73	%(G)	1.72%	1.73%	1.81	%(G)	1.87%	1.75%	1.84%
Net investment income (loss)(F)	(0.71	)%(G)	0.32%	0.12%	2.20	%(G)	0.42%	0.02%	0.47%
Portfolio turnover rate	1	%(E)	14%	50%	65	%(E)(H)	77%	8%	41%

(A)       The Fund changed its fiscal year end from July 31 to December 31.

(B)       The net investment income per share is based on average shares outstanding for the period.

(C)       Less than $0.005 per share.

(D)      Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(E)       Not annualized.

(F)       Ratio does not include income and expenses of the underlying funds.

(G)      Annualized.

(H)      Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

Touchstone Growth Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Six Months
Ended	Five Months
June 30,	Ended
2015	Year Ended December 31,	December 31,	Year Ended July 31,
(Unaudited)	2014	2013	2012(A)	2012	2011	2010
Net asset value at beginning of period	$14.35	$13.96	$11.86	$11.43	$11.57	$9.72	$8.77
Income (loss) from investment operations:
Net investment income	0.05	0.26	0.18	0.16	(B)	0.15	(B)	0.12	(B)	0.05	(B)
Net realized and unrealized gains (losses) on investments	0.38	0.41	2.31	0.67	(0.14)	1.81	1.11
Total from investment operations	0.43	0.67	2.49	0.83	0.01	1.93	1.16
Distributions from:
Net investment income	—	(0.28)	(0.29)	(0.40)	(0.15)	(0.08)	(0.21)
Realized capital gains	—	—	(0.10)	—	—	—	—
Total distributions	—	(0.28)	(0.39)	(0.40)	(0.15)	(0.08)	(0.21)
Net asset value at end of period	$14.78	$14.35	$13.96	$11.86	$11.43	$11.57	$9.72
Total return	3.00	%(C)	4.77%	21.06%	7.35	%(C)	0.22%	19.94%	13.22%
Ratios and supplemental data:
Net assets at end of period (000’s)	$8,156	$9,797	$16,716	$27,873	$881	$3,561	$2,322
Ratio to average net assets:
Net expenses(D)	0.24	%(E)	0.21%	0.10%	0.14	%(E)	0.32%	0.32%	0.32%
Gross expenses(D)	0.83	%(E)	0.73%	0.68%	0.65	%(E)	1.62%	1.13%	1.33%
Net investment income(D)	0.29	%(E)	1.32%	1.12%	3.20	%(E)	1.42%	1.11%	0.56%
Portfolio turnover rate	1	%(C)	14%	50%	65	%(C)(F)	77%	8%	41%

(A)       The Fund changed its fiscal year end from July 31 to December 31.

(B)       The net investment income per share is based on average shares outstanding for the period.

(C)       Not annualized.

(D)      Ratio does not include income and expenses of the underlying funds.

(E)       Annualized.

(F)       Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

Touchstone Growth Allocation Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Six Months
Ended	Five Months
June 30,	Ended
2015	Year Ended December 31,	December 31,	Year Ended July 31,
(Unaudited)	2014	2013	2012(A)	2012	2011	2010
Net asset value at beginning of period	$13.03	$12.70	$10.82	$10.58	$11.56	$9.71	$8.77
Income (loss) from investment operations:
Net investment income	0.02	0.17	0.15	0.14	(B)	0.15	(B)	0.11	(B)	0.32	(B)
Net realized and unrealized gains (losses) on investments	0.37	0.44	2.12	0.61	(0.25)	1.83	0.83
Total from investment operations	0.39	0.61	2.27	0.75	(0.10)	1.94	1.15
Distributions from:
Net investment income	—	(0.28)	(0.29)	(0.51)	(0.88)	(0.09)	(0.21)
Realized capital gains	—	—	(0.10)	—	—	—	—
Total distributions	—	(0.28)	(0.39)	(0.51)	(0.88)	(0.09)	(0.21)
Net asset value at end of period	$13.42	$13.03	$12.70	$10.82	$10.58	$11.56	$9.71
Total return	2.99	%(C)	4.77%	21.06%	7.30	%(C)	(0.26)%	20.01%	13.10%
Ratios and supplemental data:
Net assets at end of period (000’s)	$21	$20	$20	$29	$13	$788	$674
Ratio to average net assets:
Net expenses(D)	0.24	%(E)	0.22%	0.10%	0.14	%(E)	0.32%	0.32%	0.32%
Gross expenses(D)	84.06	%(E)	83.94%	98.07%	94.73	%(E)	7.68%	2.29%	0.67%
Net investment income(D)	0.29	%(E)	1.32%	1.12%	3.20	%(E)	1.42%	0.96%	3.37%
Portfolio turnover rate	1	%(C)	14%	50%	65	%(C)(F)	77%	8%	41%

(A)       The Fund changed its fiscal year end from July 31 to December 31.

(B)       The net investment income per share is based on average shares outstanding for the period.

(C)       Not annualized.

(D)      Ratio does not include income and expenses of the underlying funds.

(E)       Annualized.

(F)       Portfolio turnover excludes the purchases and sales of the Fifth Third LifeModel Aggressive Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], 2015, among Touchstone Moderate Growth Allocation Fund (the “Acquiring Fund”), a series of Touchstone Strategic Trust (the “Trust”), a Massachusetts business trust; Touchstone Growth Allocation Fund (the “Acquired Fund,” and collectively with the Acquiring Fund, the “Funds”), a series of the Trust; and Touchstone Advisors, Inc. (for purposes of paragraph 9.1 only of this Agreement).  The Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

WHEREAS, the reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class Y voting shares of beneficial interest, with no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions in this Agreement;

WHEREAS, the parties intend that this Agreement be a plan of reorganization and that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, the Acquired Fund and the Acquiring Fund are each a separate investment series of an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquired Fund and its shareholders and that the interests of the shareholders of the Acquired Fund will not be diluted in value as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND

LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1                               THE EXCHANGE.  Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the Closing (as defined in paragraph 3.1 below).

1.2                               ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Closing.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof.  The Acquired Fund represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities, purchases and redemptions of Acquired Fund shares, the payment of its normal operating expenses and the distribution of its net income and net capital gain.  The Acquired Fund reserves the right to buy and sell any securities or other assets in accordance with its investment objective and policies.

1.3                               LIABILITIES TO BE ASSUMED.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Valuation Time (as defined in paragraph 2.1 below).  The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence as of the Closing.

1.4                               LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing as is practicable (the “Liquidation Date”), (a) the Acquired Fund will completely liquidate and distribute pro rata to the Acquired Fund’s shareholders of record of each class, determined as of the Closing (the “Acquired Fund Shareholders”), the Acquiring Fund Shares of the corresponding class (as set forth in paragraph 2.3) received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will proceed to terminate in accordance with applicable laws of the Commonwealth of Massachusetts as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders.  All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund and will be null and void.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.  Acquiring Fund Shares distributed to Acquired Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated shares.

1.5                               OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Prospectus/Information Statement on Form N-14 (the “Prospectus/Information Statement”), which will be distributed to shareholders of the Acquired Fund as described in paragraph 8.3.

1.6                               TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of the Closing shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7                               REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8                               TERMINATION.  The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1                               VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund and the amount of the Acquired Fund’s liabilities to be assumed by the Acquiring Fund shall be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”), using the valuation procedures set forth in the Trust’s Restated Agreement and Declaration of Trust (as amended from time to time, the “Declaration of Trust”) and the Acquired Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.

2.2                               VALUATION OF SHARES.  The net asset value per share of each class of the Acquiring Fund and the Acquired Fund shall be the net asset value per share of such class of such Fund computed as of the Valuation Time, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.

2.3                               SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s net assets shall be determined with respect to each class by multiplying the outstanding shares of such class of the Acquired Fund by the ratio computed by dividing the net asset value per share of such class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund (as set forth in the following sentence) as of the Valuation Time, determined in accordance with paragraph 2.2.  Shareholders of record of Class A Shares of the Acquired Fund at the Closing shall be credited with full and fractional Class A Shares of the Acquiring Fund.  Shareholders of record of Class C Shares of the Acquired Fund at the Closing shall be credited with full and fractional Class C Shares of the Acquiring Fund.  Shareholders of record of Class Y Shares of the Acquired Fund at the Closing shall be credited with full and fractional Class Y Shares of the Acquiring Fund.  Shareholders of record of Institutional Class Shares of the Acquired Fund at the Closing shall be credited with full and fractional Class Y Shares of the Acquiring Fund.

2.4                               DETERMINATION OF VALUE.  All computations of value shall be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s and the Acquired Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1                               CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on November 20, 2015, or such other date as the Funds may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided.  The Closing shall be held as of 5:00 p.m. Eastern Time at the offices of the Trust, or at such other time or place as the Funds may agree.

3.2                               EFFECT OF SUSPENSION IN TRADING.  In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day on which trading shall have been fully resumed and reporting shall have been restored or such other date as the Funds may agree.

3.3                               TRANSFER AGENT’S CERTIFICATE.  As of the Closing, the Acquired Fund shall cause its transfer agent to deliver to the Acquiring Fund a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.  As of the Closing, the Acquiring Fund shall cause its transfer agent to issue and deliver to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or otherwise provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other Fund or its counsel may reasonably request.

3.4                               CUSTODIAN’S CERTIFICATE.  As of the Closing or as soon as practicable thereafter, the Acquired Fund shall cause its custodian to deliver to the Acquiring Fund a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of such portfolio securities, cash and any other assets by the Acquired Fund.  As of the Closing or as soon as practicable thereafter, the Acquiring Fund shall cause its custodian to deliver to the Acquired Fund a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Acquired Fund’s portfolio securities, cash and any other assets as of the final settlement date for such transfers.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1                               REPRESENTATIONS OF THE ACQUIRED FUND.  The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)                                 The Acquired Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of Massachusetts.

(b)                                 The Acquired Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c)                                  The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act and the rules and regulations of the Commission under such Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(d)                                 The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws (as amended from time to time, the “By-Laws”) or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)                                  The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it on or prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(f)                                   Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or its ability to carry out the Reorganization.  The Acquired Fund knows of no facts that might form the basis for the institution of any such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that is reasonably likely to materially and adversely affect its business or its ability to consummate the Reorganization or the transactions contemplated herein.

(g)                                  The audited financial statements of the Acquired Fund as of December 31, 2014 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h)                                 The financial statements of the Acquired Fund as of June 30, 2015 and for the six-month period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(i)                                     Since the date of the financial statements referred to in subparagraph (h) above, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(j)                                    All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects.  All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the dates of the financial statements referred to in subparagraphs (g) and (h) above are properly reflected on such financial statements.  To the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(k)                                 For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) after reduction for any available capital loss carryover as of the Closing Date, in each case that has accrued or will accrue on or prior to the Closing Date.

(l)                                     The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

(m)                             All issued and outstanding shares of the Acquired Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding shares of the Acquired Fund will, at the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares.

(n)                                 At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(o)                                 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p)                                 The information furnished by the Acquired Fund for use in “no-action” letters, applications for orders, registration statements, information statements, proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(q)                                 The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Information Statement, all of which has been included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act in connection with the Reorganization.  The Prospectus/Information Statement included in the Registration Statement (other than information that relates to the Acquiring Fund and any other fund described other than the Acquired Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.2                               REPRESENTATIONS OF THE ACQUIRING FUND.  The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)                                 The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of Massachusetts.

(b)                                 The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)                                  The current prospectus and statement of additional information of the Acquiring Fund, as of the date of the Prospectus/Information Statement, conform in all material respects to the applicable requirements of the 1933 Act, the 1940 Act and the rules and regulations of the Commission under such Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(d)                                 The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)                                  Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or its ability to carry out the Reorganization.  The Acquiring Fund knows of no facts that might form the basis for the institution of any such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that is reasonably likely to materially and adversely affect its business or its ability to consummate the Reorganization or the transactions contemplated herein.

(f)                                   The audited financial statements of the Acquiring Fund as of December 31, 2014 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g)                                  The financial statements of the Acquiring Fund as of June 30, 2015 and for the six-month period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(h)                                 Since the date of the financial statements referred to in subparagraph (g) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)                                     All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects.  All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the dates of the financial statements referred to in subparagraphs (f) and (g) above are properly reflected on such financial statements.  To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)                                    For each taxable year of its operations, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has been eligible to compute and has computed its federal income tax under Section 852 of the Code.  In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(k)                                 All issued and outstanding Acquiring Fund Shares are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)                                     The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)                             The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable by the Acquiring Fund.

(n)                                 The information furnished by the Acquiring Fund for use in “no-action” letters, applications for orders, registration statements, information statements, proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(o)                                 The Prospectus/Information Statement included in the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading (except with respect to such information that relates to the Acquired Fund that has been provided by the Acquired Fund pursuant to paragraph 4.1(q)).

(p)                                 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state “Blue Sky” or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1                               OPERATION IN ORDINARY COURSE.  Each of the Acquiring Fund and the Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2                               INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.3                               ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4                               FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing Date.

5.5                               TAX STATUS OF REORGANIZATION.  It is the intention of the Funds that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Except as otherwise expressly provided in this Agreement, none of the Trust, the Acquired Fund or the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated by paragraph 8.5.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the Reorganization shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it at or before the Closing, and, in addition, the following further condition:

6.1                               All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing.  The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the Reorganization shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it at or before the Closing and, in addition, the following conditions:

7.1                               All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing.  The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2                               The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE ACQUIRED FUND

If any of the conditions set forth below in this Article VIII have not been satisfied at or before the Closing with respect to the Acquired Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the Reorganization:

8.1                               On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

8.2                               All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state “Blue Sky” securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the Reorganization shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party may for itself waive any of such conditions.

8.3                               The Registration Statement shall have become effective under the 1933 Act, no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.  The Acquired Fund and the Acquiring Fund shall have distributed, or caused to be distributed, copies of the Prospectus/Information Statement to Acquired Fund shareholders of record as and in the manner required by the 1933 Act, the 1934 Act and the 1940 Act.

8.4                               The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund’s shareholders at least (i) all of the Acquired Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid); (ii) the excess of the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date; and (iii) all of the Acquired Fund’s net capital gain

(as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.5                               Each of the Acquiring Fund and the Acquired Fund shall have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)                                 The transfer by the Acquired Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Acquired Fund to the Acquired Fund’s shareholders of record in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)                                 No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund.

(c)                                  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Acquired Fund’s shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)                                 No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Acquired Fund solely for Acquiring Fund Shares.

(e)                                  The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder.

(f)                                   The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided such Acquired Fund shares were held as capital assets at the effective time of the Reorganization.

(g)                                  The basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately before the effective time of the Reorganization.

(h)                                 The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and limitations and such representations as Vedder Price P.C. may reasonably request.  The Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1                               Except as otherwise provided, all expenses of the Reorganization incurred by the Acquired Fund and the Acquiring Fund, whether incurred on, before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc., the investment advisor to the Trust and the Funds.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the Acquired Fund Shareholders are residents as of the date of the mailing of the Prospectus/Information Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.

9.2                               Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1                        The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the Funds.

10.2                        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the Reorganization.

ARTICLE XI

TERMINATION

11.1                        This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund.  In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing because:

(a)                                 of a breach by the other of any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or

(b)                                 a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2                        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust or its Trustees or officers to the other party, but Touchstone Advisors, Inc. shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1                        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1                        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2                        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3                        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions of that state; provided, that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.4                        This Agreement shall bind and inure to the benefit of the Funds and their respective successors and assigns, but no assignment or transfer of any rights or obligations under this Agreement shall be made by any Fund without the written consent of the other Fund.  Nothing in this Agreement expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5                        With respect to the Trust, the names used in this Agreement refer respectively to the Trust and the Funds and, as the case may be, the Trustees, as trustees but not individually or personally, acting in the case of the Trust under organizational documents that have been filed in Massachusetts and are also on file at the principal office of the Trust.  The obligations of the Trust entered into in the name or on behalf of any of the Trustees, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the property of the applicable Fund, and all persons dealing with the Acquired Fund or the Acquiring Fund must look solely to property belonging to the Acquired Fund or the Acquiring Fund, as the case may be, for the enforcement of any claims against the Acquired Fund or the Acquiring Fund, respectively.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

TOUCHSTONE STRATEGIC TRUST,
on behalf of Touchstone Growth Allocation Fund

By:

Name:

Title:

TOUCHSTONE STRATEGIC TRUST,
on behalf of Touchstone Moderate Growth Allocation Fund

By:

Name:

Title:

For purposes of paragraph 9.1 only:

TOUCHSTONE ADVISORS, INC.

By:

Name:

Title:

By:

Name:

Title:

EXHIBIT B:  FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  Each Fund has the same fundamental investment limitations, which are set forth below.  Each Fund is a diversified fund.

	Touchstone Growth Allocation Fund	Touchstone Moderate Growth Allocation Fund
Diversification

The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 1 of the “Non-Fundamental Investment Limitations” section for further information.

Same as Touchstone Growth Allocation Fund.

Borrowing/Senior Securities

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Limitations” section for further information.

Same as Touchstone Growth Allocation Fund.

Underwriting

The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Same as Touchstone Growth Allocation Fund.

Concentration of Investments

The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by

Same as Touchstone Growth Allocation Fund.

	Touchstone Growth Allocation Fund	Touchstone Moderate Growth Allocation Fund

the U.S. government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Same as Touchstone Growth Allocation Fund.

Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Same as Touchstone Growth Allocation Fund.

Loans

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Please refer to number 3 of the “Non-Fundamental Investment Limitations” section for further information.

Same as Touchstone Growth Allocation Fund.

Non-Fundamental Investment Limitations

Each Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

The following non-fundamental investment limitations apply to each Fund:

1.              In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.              In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.             In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its SAI.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in its SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

EXHIBIT C:  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 1, 2015, the total number of shares of each of the Target Fund and the Acquiring Fund was as follows:

Fund	Number of Shares
Touchstone Growth Allocation Fund
Class A	1,720,811.529
Class C	1,399,828.591
Class Y	477,995.196
Institutional Class	1,541.349
Total	3,600,176.665

Touchstone Moderate Growth Allocation Fund
Class A	4,055,423.628
Class C	3,183,901.378
Class Y	1,123,910.308
Institutional Class	1,305.945
Total	8,364,541.259

As of September 1, 2015, the Officers and Trustees of the Trust owned less than 1% of any class of the Target Fund or the Acquiring Fund.

As of September 1, 2015, the following persons owned of record or beneficially 5% or more of the outstanding classes of the Target Fund and the Acquiring Fund.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act.  Such control may affect the voting rights of other shareholders.

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization

Touchstone Growth Allocation Fund	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East—2nd Floor Jacksonville, FL 32246	Class C Shares	275,163.201	19.66%	6.32%

	LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121	Class C Shares	165,635.249	11.83%	3.80%

	First Clearing LLC Special Custody ACCT FBO Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class C Shares	147,686.132	10.55%	3.39%

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization

	Raymond James Omnibus for Mutual Funds House ACCT Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	Class C Shares	131,510.834	9.39%	3.02%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C Shares	81,424.902	5.82%	1.87%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	Class C Shares	72,321.442	5.17%	1.66%

	Fifth Third Bank TTEE Various Fascore LLC Recordkept Plan C/O Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	Class Y Shares	328,649.489	68.76%	21.92%

	National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010	Class Y Shares	53,128.554	11.11%	3.54%

	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class Shares	1,006.376	65.29%	0.06%*

	First Clearing LLC Special Custody ACCT FBO Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Institutional Class Shares	524.761	34.05%	0.03%*

Touchstone Moderate Growth Allocation Fund	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East—2nd Floor Jacksonville, FL 32246	Class C Shares	857,492.928	26.93%	18.28%

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization

	LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121	Class C Shares	431,934.936	13.57%	9.21%

	First Clearing LLC Special Custody ACCT FBO Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class C Shares	293,545.635	9.22%	6.26%

	Fifth Third Bank TTEE Various Fascore LLC Recordkept Plan C/O Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	Class Y Shares	799,632.350	71.15%	48.34%

	National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-2010,	Class Y Shares	79,119.148	7.04%	4.78%

	MLPF&S For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East—2nd Floor Jacksonville, FL 32246	Class Y Shares	72,871.013	6.48%	4.41%

	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	Institutional Class Shares	738.077	56.52%	0.04%*

	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	Institutional Class Shares	557.843	42.72%	0.03%*

*     Represents a percentage of the pro forma Class Y share class of the combined fund after the Reorganization.  Holders of Institutional Class shares of the Target Fund will receive Class Y shares of the Acquiring Fund in the Reorganization.  Effective on or about November 23, 2015, the Acquiring Fund’s Institutional Class shares will be reclassified to the Acquiring Fund’s Class Y shares, thus eliminating the Fund’s Institutional Class shares.

TSF-2224-1510

STATEMENT OF ADDITIONAL INFORMATION

October 27, 2015

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.543.0407

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated October 27, 2015, relating specifically to the proposed transfer of all of the assets of Touchstone Growth Allocation Fund to Touchstone Moderate Growth Allocation Fund (to be renamed Touchstone Dynamic Global Allocation Fund) in exchange for shares of Touchstone Moderate Growth Allocation Fund and the assumption by Touchstone Moderate Growth Allocation Fund of all of the liabilities of Touchstone Growth Allocation Fund; and the termination of Touchstone Growth Allocation Fund subsequent to the distribution of shares of Touchstone Moderate Growth Allocation Fund to Touchstone Growth Allocation Fund’s shareholders in complete liquidation of such Fund.  Each of the Touchstone Growth Allocation Fund and the Touchstone Moderate Growth Allocation Fund is a series of Touchstone Strategic Trust.

A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Touchstone Strategic Trust at the telephone number or address set forth above.  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.

Table of Contents

A. General Information	1
B. Incorporation by Reference	1
C. Pro Forma Financial Information (Unaudited)	2

i

A.                                    General Information

This SAI relates to the proposed transfer of all of the assets of Touchstone Growth Allocation Fund to Touchstone Moderate Growth Allocation Fund (to be renamed Touchstone Dynamic Global Allocation Fund) in exchange for shares of Touchstone Moderate Growth Allocation Fund and the assumption by Touchstone Moderate Growth Allocation Fund of all of the liabilities of Touchstone Growth Allocation Fund; and the termination of Touchstone Growth Allocation Fund subsequent to the distribution of shares of Touchstone Moderate Growth Allocation Fund to Touchstone Growth Allocation Fund’s shareholders in complete liquidation of such Fund (the “Reorganization”).  Each of the Touchstone Growth Allocation Fund and the Touchstone Moderate Growth Allocation Fund is a series of Touchstone Strategic Trust.

Touchstone Growth Allocation Fund may be referred to herein as the “Target Fund,” and Touchstone Moderate Growth Allocation Fund may be referred to herein as the “Acquiring Fund.”

Further information is included in the Prospectus/Information Statement and in the documents listed below, which are incorporated by reference into this SAI.

B.                                    Incorporation by Reference

This SAI incorporates by reference the following documents:

(1)                                 Prospectus relating to the Touchstone Moderate Growth Allocation Fund dated April 30, 2015, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 002-80859, Accession No. 0001104659-15-030077).

(2)                                 Prospectus relating to the Touchstone Growth Allocation Fund dated April 30, 2015, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 002-80859, Accession No. 0001104659-15-030077).

(3)                                 SAI relating to the Touchstone Moderate Growth Allocation Fund dated April 30, 2015, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 002-80859, Accession No. 0001104659-15-030077).

(4)                                 SAI relating to the Touchstone Growth Allocation Fund dated April 30, 2015, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 002-80859, Accession No. 0001104659-15-030077).

(5)                                 Annual Report relating to the Touchstone Moderate Growth Allocation Fund for the fiscal year ended December 31, 2014 (previously filed on EDGAR, File No. 811-03651, Accession No. 0001144204-15-012299).

(6)                                 Annual Report relating to the Touchstone Growth Allocation Fund for the fiscal year ended December 31, 2014 (previously filed on EDGAR, File No. 811-03651, Accession No. 0001144204-15-012299).

(7)                                 Semi-Annual Report (unaudited) relating to the Touchstone Moderate Growth Allocation Fund for the six months ended June 30, 2015 (previously filed on EDGAR, File No. 811-03651, Accession No. 0001144204-15-052592).

(8)                                 Semi-Annual Report (unaudited) relating to the Touchstone Growth Allocation Fund for the six months ended June 30, 2015 (previously filed on EDGAR, File No. 811-03651, Accession No. 0001144204-15-052592).

1

C.            Pro Forma Financial Information (Unaudited)

Pro Forma Financial Statements

Touchstone Strategic Trust

Touchstone Moderate Growth Allocation Fund

Pro Forma Combining

Statement of Assets and Liabilities
As of June 30, 2015 (Unaudited)

	Touchstone Growth Allocation Fund	Touchstone Moderate Growth Allocation Fund	Pro Forma Adjustments	Pro Forma Combined Touchstone Moderate Growth Allocation Fund
Assets
Investments, at cost	$45,600,165	$98,039,817		$143,639,982
Affiliated Investments, at market value	$54,211,596	$111,956,583		$166,168,179
Dividends and interest receivable	2,856	$4,997		7,853
Receivable for capital shares sold	59,525	$140,813		200,338
Receivable for investments sold	4,440	$34,154		38,594
Other assets	17,131	$16,819		33,950
Total Assets	54,295,548	112,153,366		166,448,914

Liabilities
Bank Overdrafts	4,440	$34,154		38,594
Dividends Payable	—	$1,587		1,587
Payable for reports to shareholders	13,252	$16,767		30,019
Payable for capital shares redeemed	17,086	$101,189		118,275
Payable for investments purchased	2,851	$6,563		9,414
Payable to Investment Advisor	1,602	$10,481		12,083
Payable to other affiliates	13,577	$30,832		44,409
Payable to Trustees	3,016	$3,016		6,032
Payable for professional services	10,639	$11,224		21,863
Payable to Transfer Agent	31,723	$63,345		95,068
Other accrued expenses and liabilities	569	$776		1,345
Total Liabilities	98,755	279,934	—	378,689

Net Assets	$54,196,793	$111,873,432		$166,070,225

2

	Touchstone Growth Allocation Fund	Touchstone Moderate Growth Allocation Fund	Pro Forma Adjustments		Pro Forma Combined Touchstone Moderate Growth Allocation Fund
Net assets consist of:
Paid-in capital	$51,697,516	$105,069,454			$156,766,970
Accumulated net investment income / (loss)	(47,551)	$29	—		(47,522)
Accumulated net realized losses on investments and capital gain distributions received	(6,064,603)	$(7,112,817)			(13,177,420)
Net unrealized appreciation on investments	8,611,431	$13,916,766			22,528,197
Net Assets applicable to shares outstanding	$54,196,793	$111,873,432	—		$166,070,225

Pricing of Class A Shares
Net assets attributable to Class A shares	25,498,585	54,603,032			$80,101,617
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,744,734	4,169,608	201,723	(1)	6,116,065
Net asset value and redemption price per share *	14.61	13.10			$13.10
Maximum Sales Charge - Class A Shares	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest center) per share - Class A shares)	15.50	13.90			$13.90

Pricing of Class C Shares
Net assets attributable to Class C shares	20,521,848	41,703,970			$62,225,818
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,460,909	3,244,433	136,122	(1)	4,841,464
Net asset value, offering price and redemption price per share**	14.05	12.85			$12.85

Pricing of Class Y Shares
Net assets attributable to Class Y shares	$8,155,677	15,551,757	35,356	(2)	$23,742,790
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	551,822	1,178,431	68,711	(1),(2)	1,798,964
Net asset value, offering price and redemption price per share	$14.78	13.20			$13.20

3

	Touchstone Growth Allocation Fund	Touchstone Moderate Growth Allocation Fund	Pro Forma Adjustments		Pro Forma Combined Touchstone Moderate Growth Allocation Fund
Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	20,683	14,673	(35,356	)(2)	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,541	1,117	(2,658	)(2)	—
Net asset value, offering price and redemption price per share	13.42	13.14			$ N/A

* There is no sales load on subscriptions of $1 million or more.  Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within one year from date of purchase.

** Redemption price per share varies by length of time shares are held.

(1) Reflects the capitalization adjustments due to the change in net asset value per share of the newly issued shares and giving effect to issuance of shares of the Acquiring Fund to the Target Fund shareholders as if the Reorganization had taken place on June 30, 2015.

(2) Holders of Institutional Class shares of the Target Fund will receive Class Y shares of the Acquiring Fund in the Reorganization. Effective on or about November 23, 2015, the Acquiring Fund’s Institutional Class shares will be reclassified to the Acquiring Fund’s Class Y shares, thus eliminating the Acquiring Fund’s Institutional Class shares.

4

Touchstone Strategic Trust
Touchstone Moderate Growth Allocation Fund
Pro Forma Combining
Statement of Operations
For the Twelve Months Ended June 30, 2015 (Unaudited)

	Touchstone Growth Allocation Fund	Touchstone Moderate Growth Allocation Fund	Pro Forma Adjustments		Pro Forma Combined Touchstone Moderate Growth Allocation Fund
Investment Income
Dividends from affiliated securities	$768,697	$2,035,933	$—		$2,804,630
Total Investment Income	768,697	2,035,933	—		2,804,630
Expenses
Investment advisory fees	147,767	302,084	—		449,851
Administration fees	90,308	184,591	(13,985	)(A)	260,914
Compliance fees and expenses	1,786	1,785	(706	)(B)	2,865
Custody fees	1,532	4,210	—		5,742
Professional fees	20,339	22,235	(18,447	)(B)	24,127
Transfer Agent fees, Class A	38,157	83,412	—		121,569
Transfer Agent fees, Class C	25,892	42,998	—		68,890
Transfer Agent fees, Class Y	11,254	17,603	103	(B)	28,960
Transfer Agent fees, Institutional Class	72	31	(103	)(B)	—
Registration Fees, Class A	13,352	13,924	(13,352	)(B)	13,924
Registration Fees, Class C	13,352	13,466	(13,352	)(B)	13,466
Registration Fees, Class Y	13,353	13,860	(8,865	)(B)	18,348
Registration Fees, Institutional Class	13,350	13,465	(26,815	)(B)	—
Reports to Shareholders, Class A	7,191	9,206	(5,000	)(B)	11,397
Reports to Shareholders, Class C	5,301	6,701	(5,000	)(B)	7,002
Reports to Shareholders, Class Y	3,680	3,336	2,000	(B)	9,016
Reports to Shareholders, Institutional Class	3,450	2,995	(6,445	)(B)	—
Distribution expenses, Class A	66,463	146,822	—		213,285
Distribution and shareholder servicing expenses, Class C	221,265	444,955	—		666,220
Trustee fees	12,267	12,111	(9,250	)(B)	15,128
Other expenses	29,955	48,123	(5,000	)(B)	73,078
Total Expenses	740,086	1,387,913	(124,217)		2,003,782
Fees waived and/or reimbursed by the Advisor and/or Affiliates	(310,471)	(506,088)	124,217	(C)	(692,342)
Net Expenses	429,615	881,825	—		1,311,440
Net Investment Income (Loss)	339,082	1,154,108	—		1,493,190
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments from affiliated securities	2,962,973	5,988,018	—		8,950,991
Capital gain distributions received from affiliated funds	1,302,815	2,448,242	—		3,751,057
Net change in unrealized depreciation on investments	(3,849,151)	(8,407,064)	—		(12,256,215)
Net Realized and Unrealized Gains on Investments	416,637	29,196	—		445,833
Change in Net Assets Resulting from Operations	$755,719	$1,183,304	$—		$1,939,023

5

(A)  Reflects the impact of applying the Acquiring Fund’s Investment Advisory and Administration fee rates following the Reorganization to the combined fund’s average net assets.

(B)  Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(C)  Reflects the decrease in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended June 30, 2015.

6

Touchstone Strategic Trust
Touchstone Moderate Growth Allocation Fund

Pro Forma Combining
Portfolio of Investments
As Of June 30, 2015 (Unaudited)

	Touchstone Growth Allocation Fund		Touchstone Moderate Allocation Fund		Pro Forma Adjustments(A)		Pro Forma Combined Touchstone Moderate Growth Allocation Fund
	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value
Affiliated Mutual Funds^∞ - 100.1%

International Equity - 16.5%
Touchstone International Small Cap Fund	212,571	$3,617,954	267,260	$4,548,773			479,831	$8,166,727
Touchstone International Value Fund	819,664	7,024,524	1,427,129	12,230,499			2,246,793	19,255,023
		10,642,478		16,779,272				27,421,750

Value - 15.1%
Touchstone Focused Fund(B)	112,931	4,414,490	173,487	6,781,619			286,418	11,196,109
Touchstone Value Fund	507,537	4,968,791	919,302	8,999,968			1,426,839	13,968,759
		9,383,281		15,781,587				25,164,868

Growth - 12.4%
Touchstone Growth Opportunities Fund(B)	65,832	2,196,149	104,256	3,477,984			170,088	5,674,133
Touchstone Sands Capital Institutional Growth Fund	236,017	5,265,542	429,957	9,592,351			665,974	14,857,893
		7,461,691		13,070,335				20,532,026

Government/Corporate - 11.3%
Touchstone Total Return Bond Fund	—	—	1,107,449	11,273,829			1,107,449	11,273,829
Touchstone Ultra Short Duration Fixed Income Fund(B)	239,282	2,237,291	553,555	5,175,740			792,837	7,413,031
		2,237,291		16,449,569				18,686,860

7

	Touchstone Growth Allocation Fund		Touchstone Moderate Allocation Fund		Pro Forma Adjustments(A)		Pro Forma Combined Touchstone Moderate Growth Allocation Fund
	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value
Emerging Market-Equity - 9.7%
Touchstone Emerging Markets Equity Fund(B)	298,912	$3,240,204	405,894	$4,399,887			704,806	$7,640,091
Touchstone Sands Capital Emerging Markets Growth Fund*	372,484	3,899,906	434,190	4,545,971			806,674	8,445,877
		7,140,110		8,945,858				16,085,968

Equity Income - 7.1%
Touchstone Premium Yield Equity Fund, Class Y(B)	415,686	3,857,570	846,486	7,855,391			1,262,172	11,712,961

Value Small-Cap - 5.6%
Touchstone Small Cap Core Fund(B)	106,287	2,209,704	163,591	3,401,054			269,878	5,610,758
Touchstone Small Cap Value Fund(B)	56,149	1,375,079	93,119	2,280,487			149,268	3,655,566
		3,584,783		5,681,541				9,266,324

Blue Chip - 4.4%
Touchstone Dynamic Equity Fund(B)	198,659	2,775,265	324,907	4,538,948			523,566	7,314,213

Growth Mid-Cap - 3.9%
Touchstone Mid Cap Fund	80,355	2,061,913	175,342	4,499,268			255,697	6,561,181

Sector Fund Real-Estate - 3.0%
Touchstone Global Real Estate Fund	193,231	2,083,025	268,262	2,891,863			461,493	4,974,888

Balanced - 2.7%
Touchstone Flexible Income Fund(B)	—	—	437,442	4,566,898			437,442	4,566,898

Growth Small-Cap - 2.5%
Touchstone Small Cap Growth Fund(B)	277,115	1,837,270	347,711	2,305,323			624,826	4,142,593

8

	Touchstone Growth Allocation Fund		Touchstone Moderate Allocation Fund		Pro Forma Adjustments(A)		Pro Forma Combined Touchstone Moderate Growth Allocation Fund
	Shares	Market Value	Shares	Market Value	Shares	Market Value	Shares	Market Value
Value Mid-Cap - 2.0%
Touchstone Mid Cap Value Fund(B)	67,268	$1,146,919	131,914	$2,249,135			199,182	$3,396,054

Various Assets - 1.4%
Touchstone Arbitrage Fund(B)	—	—	228,913	2,295,992			228,913	2,295,992

International Debt - 1.4%
Touchstone International Fixed Income Fund(B)	—	—	254,447	2,254,400			254,447	2,254,400

Corporate/Preferred-High Yield - 1.1%
Touchstone High Yield Fund	—	—	203,546	1,791,203			203,546	1,791,203

Affiliated Mutual Funds Total		54,211,596		111,956,583				166,168,179

Total Investment Securities - 100.1% (Cost $143,639,982)		$54,211,596		$111,956,583				$166,168,179

Liabilities in Excess of Other Assets - (0.1%)		(14,803)		(83,151)				(97,954)

Net Assets - 100.0%		$54,196,793		$111,873,432				$166,070,225

(A) No adjustments are shown to the unaudited pro forma combining portfolio of investments. Following the Reorganization, it is expected that the Acquiring Fund will sell approximately 46% of the securities in its own portfolio and 50% of the securities acquired from the Target Fund in the Reorganization.  The portfolio repositioning would have resulted in realized gains of approximately $4.7 million in the Acquiring Fund and $3.4 million in the Target Fund, if the securities had been sold as of June 30, 2015.

(B) Based on the portfolio holdings of the Acquiring Fund and the Target Fund as of June 30, 2015, it is anticipated that the security, or a portion of the security, will be sold as a result of the Reorganization.

* Non-income producing security.

^ All affiliated fund investments are in Institutional Class shares unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.

∞ Open-End Fund.

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Other Information:

U.S. generally accepted accounting principles fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

• Level 1—quoted prices in active markets for identical securities

• Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$166,168,179	$—	$—	$166,168,179

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TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE GROWTH ALLOCATION FUND

TOUCHSTONE MODERATE GROWTH ALLOCATION FUND

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS

JUNE 30, 2015
(UNAUDITED)

DESCRIPTION OF THE FUNDS

The Acquiring Fund, Touchstone Moderate Growth Allocation Fund, and the Target Fund, Touchstone Growth Allocation Fund, each a series of the Touchstone Strategic Trust, are registered under the Investment Company Act of 1940, as amended, as open-end, management investment companies.  Both the Touchstone Moderate Growth Allocation Fund and the Touchstone Growth Allocation Fund, as of June 30, 2015 consist of four share classes, Class A, Class C, Class Y and Institutional Share Class.

BASIS OF COMBINATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the Target Fund in exchange for shares of the Acquiring Fund (for purposes of maintaining the financial statements and performance).

Under the terms of the Agreement and Plan of Reorganization, the combination of the Acquiring Fund and the Target Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The statement of assets and liabilities and the related statement of operations of the Acquiring Fund and the Target Fund have been combined as of and for the twelve months ended June 30, 2015. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Fund and Acquiring Fund included in the December 31, 2014 annual report and the June 30, 2015 semi-annual report.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Target Fund by the Acquiring Fund had taken place as of June 30, 2015.

PORTFOLIO VALUATION

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the Underlying Funds. Money market instruments and other debt securities with remaining maturities of 60 days or less are valued at amortized cost, provided such amount approximates market value. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

The Funds may use fair value pricing under the following circumstances, among others:

•                  If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•                  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ net asset value calculation.

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•                  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•                  If the validity of market quotations is not reliable.

CAPITAL SHARES

Touchstone Strategic Trust—Touchstone Moderate Growth Allocation Fund

Class	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization		Total Outstanding Shares Post-Combination
Class A	4,169,608	1,946,457		6,116,065
Class C	3,244,433	1,597,031		4,841,464
Class Y	1,178,431	620,533		1,798,964
Institutional Class	1,117	(1,117	)*	0

* Effective on or about November 23, 2015, the Acquiring Fund’s Institutional Class shares will be reclassified to the Acquiring Fund’s Class Y shares, thus eliminating the Fund’s Institutional Class shares.

ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

REORGANIZATION COSTS

Touchstone Advisors, Inc. estimates that expenses for the Reorganization will be approximately $45,000.  These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization.  Touchstone Advisors, Inc. will pay the costs of the Reorganization.

ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the portfolio manager, portfolio composition, investment goal, expense structure and investment policies and limitations of the Acquiring Fund.

CAPITAL LOSS CARRYFORWARDS

As of December 31, 2014, the Touchstone Moderate Growth Allocation Fund had $7,789,144 of capital loss carryforwards expiring 2018 and the Touchstone Growth Allocation Fund had $2,820,842 (expiring in 2017) and $4,330,564 (expiring in 2018), totaling $7,151,406 of capital loss carryforwards.  Subsequent to the Reorganization, the Touchstone Growth Allocation Fund’s capital loss carryforward may be reduced by $1,082,641.

FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.  The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

SUBSEQUENT EVENTS

On November 20, 2015, pursuant to an Agreement and Plan of Reorganization, the assets and liabilities of the Touchstone Growth Allocation Fund are expected to be transferred to the Touchstone Moderate Growth Allocation

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Fund. On or about November 23, 2015, the Touchstone Moderate Growth Allocation Fund will be renamed the Touchstone Dynamic Global Allocation Fund.

TSF-2224-SAI-1510

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